UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia High Yield Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia High Yield Fund, Variable Series / December 31, 2009

Columbia High Yield Fund, Variable Series seeks total return, consisting of a high level of income and capital appreciation.

High Yield Portfolio Management Team, J. Matthew Philo, Lead Portfolio Manager, MacKay Shields LLC

Summary

For the 12-month period ended December 31, 2009, the fund's Class A shares lagged its benchmark, the Credit Suisse High Yield Index.1 However, the fund's return was a notch higher than the average return of the funds in its peer group, the Lipper VUF High Current Yield Classification.2 As a result of the Mackay Shields' disciplined, bottom-up investment process, the fund was conservatively positioned in a year of stellar results for the high-yield market. The fund was underweight in the riskiest segments of the high-yield market, which outperformed by a wide margin. The CCC-rated3 portion of the market returned 94.15% in 2009 while B-rated credits returned 44.16%, as measured by the Credit Suisse High Yield Index.

Credit selection drove positive performance

Credit selection within the energy, gaming/leisure, food and drug and transportation sectors had a positive impact on performance relative to the index in 2009. Among the fund's top issuers were Alcatel-Lucent, Community Health Systems, Ford and Ford Motor Credit Company, Georgia Pacific, GMAC, Icahn Enterprises (formerly AMR Real Estate), Reliant Energy and SunGard Data Systems (0.6%, 1.9%, 0.6%, 2.1%, 2.4%, 1.6%, 1.6%, 0.4% and 0.8% of net assets, respectively). In addition, the fund's overweight in the gaming/leisure and food and drug industries had a positive impact on relative performance.

An underweight in riskier assets detracted from return

Our disciplined, bottom-up investment process led us to underweight the riskiest part of the high-yield market in 2009 because we believed that the additional yield these securities offered was insufficient compared to the risk they posed. As a result, the fund's performance did not keep pace with the benchmark, as it added weaker-quality credits that the fund did not own. In addition, the fund's underweight in the housing, media/telecom and services industries detracted from performance.

As bottom-up investors, we care most about the information we receive from the companies with whom we talk every day. Based on those conversations throughout the year, there was no indication of a real economic turnaround or any meaningful improvement in end-market demand.

In this environment, our strategy remained unchanged. We continued to seek capital appreciation and to maximize yield while managing risk and limiting defaults through our bottom-up approach to credit selection. We focused on credits that were generating increasing cash flow, contained strong asset coverage and were led by management that was committed to paying down debt. This approach has served shareholders well over the long term.

Looking ahead

Although the current consensus suggests that the recession is over and a strong economic recovery is underway, we do not share these views. In fact, we continue to believe that the recession will be more prolonged than the market reflects. At the end of the year, the difference in yield between split-B and BB-rated securities was just 310 basis points, compared to 1400 basis points a year earlier. (A basis point is one hundredth of one percent.) This yield spread is now at the bare minimum that we think makes sense in the best of economic environments. We believe that this narrow quality spread premium is an anomaly and the result of excess dollars in the marketplace seeking higher yields without paying sufficient attention to risk in a tenuous economic environment. In our opinion, excess liquidity is a terrible reason to buy credit risk. As a result, we plan to remain true to our disciplined investment process, which, over time, has helped cushion the Fund's price volatility relative to that of the overall high yield market.

Past performance is no guarantee of future results.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield or "junk" bonds offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3  The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance Information

Columbia High Yield Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	Life
Class A (07/07/00)	44.34	4.65	7.13
Class B (05/01/06)	44.30	4.60	7.10
Credit Suisse High Yield Index	54.22	5.99	7.55

Credit Suisse High Yield Index since inception returns as of June 30, 2000.

Net asset value per share ($)	12/31/08	12/31/09
Class A	7.53	9.76
Class B	7.52	9.75

Performance of a $10,000 investment, 07/07/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	0.89
Class B	1.14

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to May 1, 2006, the date on which Class B shares were first offered by the Fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns shown for Class B shares for the periods prior to May 1, 2006 would be lower.

Understanding Your Expenses

Columbia High Yield Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,170.00	1,022.18	3.28	3.06	0.60
Class B	1,000.00	1,000.00	1,169.30	1,021.88	3.61	3.36	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia High Yield Fund, Variable Series / December 31, 2009

	Par (a)	Value
CORPORATE FIXED-INCOME BONDS & NOTES—91.9%
Basic Materials—10.0%
Chemicals—4.4%
Agricultural Chemicals—1.1%
Mosaic Co. 7.375% 12/01/14 (b)	645,000	$690,510
7.625% 12/01/16 (b)	775,000	847,103
Terra Capital, Inc. 7.750% 11/01/19 (b)	580,000	620,600
		2,158,213
Chemicals – Diversified—3.3%
Georgia Gulf Corp. 9.000% 01/15/17 (b)	470,000	474,700
Innophos, Inc. 8.875% 08/15/14	280,000	284,200
INVISTA 9.250% 05/01/12 (b)	1,840,000	1,867,600
Koppers, Inc. 7.875% 12/01/19 (b)	380,000	383,800
NOVA Chemicals Corp. 3.649% 11/15/13 (05/15/10) (c)(d)	525,000	480,375
6.500% 01/15/12	965,000	969,825
8.375% 11/01/16 (b)	475,000	482,125
Olin Corp. 8.875% 08/15/19	360,000	386,100
Tronox Worldwide LLC/Tronox Finance Corp. 9.500% 12/01/12 (e)	690,000	565,800
Westlake Chemical Corp. 6.625% 01/15/16	395,000	377,718
		6,272,243
Forest Products & Paper—4.3%
Forestry—0.2%
Weyerhaeuser Co. 6.950% 10/01/27	465,000	421,106
Paper & Related Products—4.1%
Bowater, Inc. 9.375% 12/15/21 (e)	1,935,000	476,494
Domtar Corp. 7.875% 10/15/11	1,115,000	1,165,175
Georgia-Pacific Corp. 7.000% 01/15/15 (b)	1,735,000	1,756,687
7.250% 06/01/28	130,000	120,900
7.375% 12/01/25	155,000	148,025
8.000% 01/15/24	2,106,000	2,148,120
8.875% 05/15/31	335,000	355,100
Smurfit Capital Funding PLC 7.500% 11/20/25	1,873,000	1,596,733
		7,767,234

	Par (a)		Value
Metals & Mining—1.3%
Metal – Diversified—1.3%
Allegheny Ludlum Corp. 6.950% 12/15/25		300,000	$271,811
Allegheny Technologies, Inc. 8.375% 12/15/11		690,000	725,739
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17		1,310,000	1,434,450
			2,432,000
Communications—13.6%
Advertising—0.2%
Advertising Agencies—0.2%
Interpublic Group of Companies, Inc. 6.250% 11/15/14		385,000	369,600
Internet—0.5%
E-Commerce/Services—0.5%
Expedia, Inc. 7.456% 08/15/18		840,000	916,650
Media—4.4%
Cable TV—3.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 8.000% 04/30/12 (b)		1,235,000	1,268,963
8.375% 04/30/14 (b)		110,000	113,025
Charter Term Loan Incremental Term Loan 2.260% 03/06/14 (02/26/10) (c)(d)(h)		981,002	918,464
CSC Holdings, Inc. 8.500% 04/15/14 (b)		300,000	319,500
Rainbow National Services LLC 10.375% 09/01/14 (b)		1,675,000	1,767,125
Shaw Communications, Inc. 7.500% 11/20/13	CAD	365,000	395,338
Videotron Ltee 6.375% 12/15/15		1,475,000	1,441,812
6.875% 01/15/14		325,000	326,625
			6,550,852
Multimedia—0.5%
Lamar Media Corp. 7.250% 01/01/13		900,000	897,750
Publishing – Newspapers—0.3%
Morris Publishing Group LLC 7.000% 08/01/13 (f)		1,465,000	428,512
Sun Media Corp. 7.625% 02/15/13		228,000	207,765
			636,277

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

	Par (a)	Value
Publishing – Periodicals—0.0%
Ziff Davis Media, Inc. PIK, 13.500% 07/15/11 (01/15/10) (c)(d)(g)	80,161	$16,954
Television—0.2%
CW Media Holdings, Inc. 13.500% 08/15/15 (b)	285,000	299,962
ION Media Networks, Inc. PIK, 10.070% 01/15/13 (b)(c)(e)	351,319	5,709
		305,671
Telecommunication Services—8.5%
Cellular Telecommunications—0.4%
iPCS, Inc. 2.406% 05/01/13 (02/01/10) (c)(d)	65,000	60,775
Millicom International Cellular SA 10.000% 12/01/13	655,000	677,925
		738,700
Media—1.4%
Nielsen Finance LLC 2.235% 08/09/13 (01/11/10) (c)(d)(h)	1,050,130	980,559
Quebecor Media, Inc. 7.750% 03/15/16	1,635,000	1,630,912
9.750% 01/15/49 (g)(j)	1,855,000	96,460
		2,707,931
Satellite Telecommunications—1.3%
Inmarsat Finance PLC 7.375% 12/01/17 (b)	485,000	495,913
Intelsat Subsidiary Holding Co., Ltd. 8.500% 01/15/13	1,030,000	1,050,600
8.875% 01/15/15 (b)	880,000	906,400
		2,452,913
Telecommunication Equipment—1.0%
Lucent Technologies, Inc. 6.450% 03/15/29	1,545,000	1,106,606
6.500% 01/15/28	80,000	56,900
Nortel Networks Ltd. 10.750% 07/15/16 (e)	940,000	672,100
		1,835,606
Telecommunication Services—0.8%
Colo.Com, Inc. 13.875% 03/15/10 (b)(e)(g)(i)	103,096	—
GCI, Inc. 7.250% 02/15/14	1,130,000	1,120,113
8.625% 11/15/19 (b)	60,000	60,525
PAETEC Holding Corp. 9.500% 07/15/15	30,000	28,875
SBA Telecommunications, Inc. 8.250% 08/15/19 (b)	355,000	376,300
		1,585,813

	Par (a)	Value
Telephone – Integrated—2.6%
Qwest Communications International, Inc. 7.250% 02/15/11	1,395,000	$1,401,975
Qwest Corp. 8.875% 03/15/12	2,305,000	2,477,875
Virgin Media Finance PLC 8.375% 10/15/19	235,000	241,756
9.500% 08/15/16	875,000	939,531
		5,061,137
Wireless Equipment—1.0%
American Tower Corp. 7.250% 05/15/19 (b)	335,000	373,525
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.750% 05/01/17 (b)	1,405,000	1,496,325
		1,869,850
Consumer Cyclical—12.6%
Airlines—0.1%
Delta Air Lines, Inc. 1.000% 12/27/15 (j)	215,000	3,010
2.875% 02/06/24 (j)	470,000	6,627
2.875% 02/18/49 (j)	275,000	3,877
8.000% 06/03/23 (j)	280,000	3,948
8.300% 12/15/29 (j)	40,000	560
9.250% 03/15/49 (j)	280,000	3,920
9.750% 05/15/49 (j)	1,535,000	21,490
10.000% 08/15/49 (j)	285,000	3,990
10.125% 05/15/49 (j)	1,705,000	23,870
10.375% 12/15/22 (j)	275,000	3,850
10.375% 02/01/49 (j)	470,000	6,580
Northwest Airlines, Inc. 7.625% 11/15/23 (j)	500,000	2,550
7.875% 03/15/13 (j)	944,300	4,816
8.700% 03/15/49 (j)	35,000	179
8.875% 06/01/49 (j)	405,100	2,066
10.000% 02/01/49 (j)	2,035,600	10,382
		101,715
Apparel—0.9%
Apparel Manufacturers—0.3%
Hanesbrands, Inc. 8.000% 12/15/16	475,000	483,906
Textile-Apparel—0.6%
Unifi, Inc. 11.500% 05/15/14	1,240,000	1,210,550
Auto Manufacturers—0.6%
Auto-Cars/Light Trucks—0.6%
Ford Motor Co. 3.290% 12/16/13 (01/15/10) (c)(d)(h)	1,265,410	1,167,341

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

	Par (a)	Value
Auto Parts & Equipment—1.1%
Auto/Truck Parts & Equipment-Original—0.3%
Collins & Aikman Products Co. 12.875% 08/15/12 (b)(e)(g)	620,000	$62
Johnson Controls, Inc. 7.700% 03/01/15	445,000	490,653
Lear Corp. 8.750% 12/01/16 (j)	595,000	1,562
Tenneco Automotive, Inc. 8.625% 11/15/14	90,000	90,787
10.250% 07/15/13	62,000	64,093
		647,157
Auto/Truck Parts & Equipment- Replacement—0.3%
Affinia Group, Inc. 10.750% 08/15/16 (b)	530,000	574,387
Rubber-Tires—0.5%
Goodyear Tire & Rubber Co. 8.625% 12/01/11	462,000	479,325
10.500% 05/15/16	435,000	480,675
		960,000
Distribution/Wholesale—0.3%
ACE Hardware Corp. 9.125% 06/01/16 (b)	595,000	629,956
Entertainment—2.9%
Casino Services—0.6%
American Casino & Entertainment Properties LLC 11.000% 06/15/14 (b)	610,000	513,925
Peninsula Gaming LLC 8.375% 08/15/15 (b)	225,000	224,438
10.750% 08/15/17 (b)	305,000	306,525
		1,044,888
Gambling (Non-Hotel)—2.3%
Boyd Gaming Corp. 7.750% 12/15/12	130,000	131,463
Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12 (b)	870,000	870,000
Isle of Capri Casinos, Inc. 7.000% 03/01/14	317,000	282,130
Jacobs Entertainment, Inc. 9.750% 06/15/14	1,025,000	955,812
Mohegan Tribal Gaming Authority 6.125% 02/15/13	250,000	200,312
MTR Gaming Group, Inc. 9.000% 06/01/12	40,000	31,600
Penn National Gaming, Inc. 6.750% 03/01/15	700,000	676,375
Pinnacle Entertainment, Inc. 7.500% 06/15/15	210,000	193,200
8.250% 03/15/12	470,000	470,000
San Pasqual Casino 8.000% 09/15/13 (b)	40,000	37,400

	Par (a)	Value
Seminole Hard Rock Entertainment, Inc. 2.754% 03/15/14 (03/15/10) (b)(c)(d)	760,000	$626,050
		4,474,342
Motion Pictures & Services—0.0%
United Artists Theatre Circuit, Inc. 9.300% 07/01/15 (g)	40,749	24,449
Home Furnishings—0.4%
Norcraft Companies LP/Norcraft Finance Corp. 10.500% 12/15/15 (b)	390,000	399,750
Sealy Mattress Co. 10.875% 04/15/16 (b)	340,000	378,250
		778,000
Housewares—0.5%
Libbey Glass, Inc. 7.484% 06/01/11 (06/01/10) (c)(d)	985,000	965,300
Leisure Time—0.5%
Recreational Centers—0.5%
Speedway Motorsports, Inc. 8.750% 06/01/16	420,000	443,100
Town Sports International, Inc. 11.000% 02/01/14 (c)	839,000	507,595
		950,695
Lodging—2.6%
Casino Hotels—0.9%
Ameristar Casinos, Inc. 9.250% 06/01/14 (b)	295,000	306,062
MGM Mirage 13.000% 11/15/13	380,000	436,050
Seneca Gaming Corp. 7.250% 05/01/12	615,000	599,625
Wynn Las Vegas LLC 6.625% 12/01/14	395,000	381,669
		1,723,406
Hotels & Motels—1.7%
Host Hotels & Resorts LP 3.250% 04/15/24 (b)	770,000	770,000
7.000% 08/15/12	935,000	950,194
ITT Corp. 7.375% 11/15/15	420,000	434,175
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 05/15/18	210,000	210,525
7.875% 05/01/12	795,000	857,606
		3,222,500
Office Furnishings—0.2%
Office Furnishings-Original—0.2%
Interface, Inc. 11.375% 11/01/13	295,000	329,663

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

	Par (a)	Value
Retail—2.5%
Retail – Automobiles—1.2%
Asbury Automotive Group, Inc. 3.000% 09/15/12	480,000	$420,000
7.625% 03/15/17	170,000	160,225
AutoNation, Inc. 2.284% 04/15/13 (01/15/10) (c)(d)	565,000	537,456
7.000% 04/15/14	200,000	206,500
United Auto Group, Inc. 7.750% 12/15/16	900,000	870,750
		2,194,931
Retail – Drug Stores—0.2%
Rite Aid Corp. 8.625% 03/01/15	450,000	391,500
Retail – Miscellaneous/Diversified—0.5%
Sally Holdings LLC 9.250% 11/15/14	460,000	477,250
Susser Holdings LLC 10.625% 12/15/13	510,000	531,675
		1,008,925
Retail – Propane Distributors—0.2%
AmeriGas Partners LP 7.125% 05/20/16	390,000	390,000
Retail – Restaurants—0.1%
Wendy's International, Inc. 6.250% 11/15/11	160,000	165,600
Retail – Vitamins/Nutritional Supplements—0.3%
NBTY, Inc. 7.125% 10/01/15	595,000	596,488
Consumer Non-Cyclical—14.9%
Agriculture—0.6%
Tobacco—0.6%
Alliance One International, Inc. 10.000% 07/15/16 (b)	375,000	393,750
Reynolds American, Inc. 7.625% 06/01/16	495,000	539,637
7.750% 06/01/18	217,000	235,940
		1,169,327
Beverages—0.6%
Beverages – Non-Alcoholic—0.3%
Cott Beverages, Inc. 8.375% 11/15/17 (b)	575,000	593,687
Beverages – Wine/Spirits—0.3%
Constellation Brands, Inc. 7.250% 05/15/17	445,000	451,119
8.375% 12/15/14	85,000	90,525
		541,644
Biotechnology—0.2%
Medical – Biomedical/Gene—0.2%
Bio-Rad Laboratories, Inc. 8.000% 09/15/16 (b)	340,000	358,700

	Par (a)	Value
Commercial Services—2.8%
Commercial Services—1.1%
KAR Holdings, Inc. 8.750% 05/01/14	65,000	$67,031
10.000% 05/01/15	1,330,000	1,423,100
Quintiles Transnational Corp. PIK, 9.500% 12/30/14 (b)	485,000	487,425
		1,977,556
Commercial Services-Finance—0.8%
Lender Processing Services, Inc. 8.125% 07/01/16	545,000	579,744
National Money Mart Co. 10.375% 12/15/16 (b)	970,000	991,825
		1,571,569
Consulting Services—0.2%
FTI Consulting, Inc. 7.750% 10/01/16	325,000	329,063
Schools—0.7%
Knowledge Learning Corp., Inc. 7.750% 02/01/15 (b)	1,435,000	1,377,600
Food—1.4%
Fisheries—0.3%
ASG Consolidated LLC/ASG Finance, Inc. 11.500% 11/01/11 (c)	680,000	681,700
Food – Meat Products—0.7%
Tyson Foods, Inc. 7.850% 04/01/16	940,000	963,500
10.500% 03/01/14	360,000	411,300
		1,374,800
Food – Retail—0.4%
American Stores Co. 7.900% 05/01/17	350,000	329,875
8.000% 06/01/26	210,000	191,625
Stater Brothers Holdings 7.750% 04/15/15	165,000	167,475
		688,975
Healthcare Products—3.5%
Medical Products—3.5%
Angiotech Pharmaceuticals, Inc. 4.006% 12/01/13 (03/01/10) (c)(d)	1,070,000	909,500
Biomet, Inc. 10.000% 10/15/17	535,000	581,144
11.625% 10/15/17	570,000	629,850
DJO Finance LLC/DJO Finance Corp. 10.875% 11/15/14	1,115,000	1,176,325
Hanger Orthopedic Group, Inc. 10.250% 06/01/14	995,000	1,054,700
Invacare Corp. 9.750% 02/15/15	610,000	635,925
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp. 11.750% 11/15/14	945,000	980,437

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

	Par (a)	Value
Universal Hospital Services, Inc. 3.859% 06/01/15 (06/01/10) (c)(d)	380,000	$320,150
PIK, 8.500% 06/01/15	495,000	487,575
		6,775,606
Healthcare Services—3.6%
Medical – Hospitals—2.9%
Community Health Systems, Inc. 2.506% 07/05/14 (02/26/10) (c)(d)(h)	1,996,916	1,880,983
2.506% 07/25/14 (02/26/10) (c)(d)(h)	278,351	262,191
2.506% 07/25/14 (02/26/10) (c)(d)(h)	48,471	45,657
2.506% 07/25/14 (02/26/10) (c)(d)(h)	25,000	23,548
8.875% 07/15/15	1,345,000	1,392,075
HCA, Inc. 6.300% 10/01/12	1,170,000	1,170,000
6.750% 07/15/13	115,000	113,275
Vanguard Health Holding Co. LLC 9.000% 10/01/14	655,000	678,744
		5,566,473
Medical – Nursing Homes—0.5%
Skilled Healthcare Group, Inc. 11.000% 01/15/14	371,000	392,333
Sun Healthcare Group, Inc. 9.125% 04/15/15	470,000	482,925
		875,258
Physical Therapy/Rehab Centers—0.2%
Healthsouth Corp. 8.125% 02/15/20	390,000	384,150
Household Products/Wares—0.7%
Consumer Products – Miscellaneous—0.4%
Jarden Corp. 7.500% 05/01/17	445,000	443,887
Jostens IH Corp. 7.625% 10/01/12	380,000	381,900
		825,787
Soap & Cleaning Preparations—0.3%
JohnsonDiversey, Inc. 8.250% 11/15/19 (b)	485,000	491,063
Pharmaceuticals—1.5%
Medical – Drugs—1.5%
Catalent Pharma Solutions, Inc. PIK, 10.250% 04/15/15 (04/15/10) (c)(d)	1,324,575	1,166,767
Phibro Animal Health Corp. 10.000% 08/01/13 (b)	910,000	948,675
Talecris Biotherapeutics Holdings Corp. 7.750% 11/15/16 (b)	385,000	390,775

	Par (a)	Value
Valeant Pharmaceuticals International 8.375% 06/15/16 (b)	225,000	$231,750
Warner Chilcott Corp. 8.750% 02/01/15	175,000	182,656
		2,920,623
Diversified—1.9%
Diversified Holding Companies—1.9%
Diversified Operations—1.9%
ESI Tractebel Acquisition Corp. 7.990% 12/30/11	107,000	106,465
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.125% 02/15/13 2,150,000 2,193,000 8.125% 06/01/12	770,000	785,400
Leucadia National Corp. 7.125% 03/15/17	515,000	486,675
		3,571,540
Energy—12.1%
Coal—0.4%
Peabody Energy Corp. 7.375% 11/01/16	530,000	546,562
7.875% 11/01/26	275,000	279,469
		826,031
Energy – Alternate Sources—0.3%
Headwaters, Inc. 11.375% 11/01/14 (b)	580,000	604,650
Oil & Gas—8.6%
Oil & Gas Drilling—1.0%
Parker Drilling Co. 9.625% 10/01/13	325,000	333,938
Pride International, Inc. 7.375% 07/15/14	1,555,000	1,605,537
		1,939,475
Oil Companies – Exploration & Production—7.6%
Berry Petroleum Co. 10.250% 06/01/14	525,000	570,937
Chaparral Energy, Inc. 8.500% 12/01/15	1,615,000	1,425,237
Chesapeake Energy Corp. 6.375% 06/15/15	1,565,000	1,533,700
6.625% 01/15/16	30,000	29,700
6.875% 11/15/20	200,000	193,000
Comstock Resources, Inc. 6.875% 03/01/12	385,000	385,963
Denbury Resources, Inc. 9.750% 03/01/16	375,000	400,312
Forest Oil Corp. 7.750% 05/01/14	15,000	15,188
8.000% 12/15/11	160,000	166,800

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

	Par (a)	Value
Hilcorp Energy LP/Hilcorp Finance Co. 7.750% 11/01/15 (b)	360,000	$352,800
9.000% 06/01/16 (b)	365,000	370,475
Linn Energy LLC 9.875% 07/01/18	660,000	701,250
11.750% 05/15/17 (b)	295,000	331,138
Mariner Energy, Inc. 7.500% 04/15/13	590,000	587,050
Newfield Exploration Co. 6.625% 09/01/14	605,000	611,050
6.625% 04/15/16	820,000	822,050
PetroHawk Energy Corp. 9.125% 07/15/13	710,000	741,950
Petroquest Energy, Inc. 10.375% 05/15/12	865,000	865,000
Plains Exploration & Production Co. 7.625% 06/01/18	491,000	502,047
10.000% 03/01/16	630,000	689,850
Range Resources Corp. 7.500% 10/01/17	380,000	391,400
Stone Energy Corp. 8.250% 12/15/11	840,000	836,850
W&T Offshore, Inc. 8.250% 06/15/14 (b)	510,000	484,500
Whiting Petroleum Corp. 7.000% 02/01/14	1,060,000	1,063,975
7.250% 05/01/13	285,000	287,138
		14,359,360
Oil & Gas Services—0.9%
Oil – Field Services—0.9%
Allis-Chalmers Energy, Inc. 9.000% 01/15/14	222,000	212,010
Complete Production Services, Inc. 8.000% 12/15/16	915,000	902,419
Expro Finance Luxembourg SCA 8.500% 12/15/16 (b)	595,000	590,537
		1,704,966
Pipelines—1.9%
Copano Energy LLC/Copano Energy Finance Corp. 7.750% 06/01/18	1,145,000	1,147,863
El Paso Natural Gas Co. 7.625% 08/01/10	295,000	294,353
MarkWest Energy Partners LP 6.875% 11/01/14	1,155,000	1,103,025
8.500% 07/15/16	640,000	651,200
Northwest Pipeline Corp. 7.125% 12/01/25	150,000	156,300
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375% 12/15/13	311,000	321,885
		3,674,626

	Par (a)	Value
Financials—10.8%
Banks—0.4%
Commercial Banks – Central US—0.4%
CapitalSource, Inc. 12.750% 07/15/14 (b)	690,000	$738,300
Diversified Financial Services—6.1%
Finance – Auto Loans—4.8%
AmeriCredit Corp. 8.500% 07/01/15	675,000	637,875
Daimler Chrysler 2nd Lien 6.740% 08/03/13 (01/15/10) (c)(d)(h)	1,790,000	1,670,666
Ford Motor Credit Co. 5.504% 06/15/11 (03/15/10) (c)(d)	675,000	668,250
5.700% 01/15/10	785,000	785,028
7.250% 10/25/11	100,000	100,989
7.800% 06/01/12	150,000	151,613
7.875% 06/15/10	1,905,000	1,933,779
12.000% 05/15/15	285,000	330,494
GMAC LLC 6.750% 12/01/14 (b)	1,212,000	1,151,400
6.875% 09/15/11 (b)	350,000	344,750
7.250% 03/02/11 (b)	446,000	441,540
8.000% 11/01/31 (b)	1,150,000	1,035,000
		9,251,384
Finance – Investment Banker/Broker—0.3%
LaBranche & Co., Inc. 11.000% 05/15/12	585,000	562,331
Investment Management/Advisor Service—0.4%
Janus Capital Group, Inc. 6.950% 06/15/17	715,000	673,926
Special Purpose Entity—0.6%
Harley-Davidson Funding Corp. 6.800% 06/15/18 (b)	1,155,000	1,151,787
Insurance—3.3%
Insurance Brokers—2.0%
HUB International Holdings, Inc. 9.000% 12/15/14 (b)	1,780,000	1,699,900
Trinity Acquisition Ltd. 12.875% 12/31/16 (b)(g)	520,000	707,387
USI Holdings Corp. 4.148% 11/15/14 (02/16/10) (b)(c)(d)	410,000	336,712
9.750% 05/15/15 (b)	755,000	687,994
Willis North America, Inc. 6.200% 03/28/17	435,000	431,226
		3,863,219
Multi-Line Insurance—0.3%
Fairfax Financial Holdings Ltd. 7.375% 04/15/18	350,000	350,437
7.750% 07/15/37	260,000	242,125
8.300% 04/15/26	15,000	14,513
		607,075

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

	Par (a)	Value
Mutual Insurance—0.0%
Lumbermens Mutual Casualty 8.450% 12/01/97 (b)(e)	30,000	$300
9.150% 07/01/26 (b)(e)	645,000	6,450
		6,750
Property/Casualty Insurance—1.0%
Crum & Forster Holdings Corp. 7.750% 05/01/17	1,920,000	1,826,400
Real Estate Investment Trusts (REITs)—1.0%
REITS – Health Care—0.4%
Omega Healthcare Investors, Inc. 7.000% 04/01/14	780,000	772,200
REITS – Single Tenant—0.6%
Trustreet Properties, Inc. 7.500% 04/01/15	1,106,000	1,143,729
Industrials—7.4%
Aerospace & Defense—0.9%
Aerospace/Defense—0.7%
DAE Aviation Holdings, Inc. 4.030% 07/31/14 (01/29/10) (c)(d)(h)	343,142	313,974
4.030% 07/31/14 (01/29/10) (c)(d)(h)	334,842	306,381
11.250% 08/01/15 (b)	720,000	608,400
		1,228,755
Aerospace/Defense – Equipment—0.2%
BE Aerospace, Inc. 8.500% 07/01/18	365,000	386,900
Building Materials—1.8%
Building & Construction Products – Miscellaneous—0.8%
Building Materials Corp. of America 7.750% 08/01/14	425,000	420,750
Lafarge SA 6.500% 07/15/16	985,000	1,044,293
		1,465,043
Building Products – Air & Heating—0.2%
Goodman Global, Inc. 13.500% 02/15/16	430,000	475,688
Building Products – Cement/Aggregation—0.8%
Texas Industries, Inc. 7.250% 07/15/13	1,580,000	1,552,350
Building Products—0.1%
Chemical – Plastics—0.1%
CPG International I, Inc. 10.500% 07/01/13	210,000	198,450
Electrical Components & Equipment—0.4%
Wire & Cable Products—0.4%
Belden, Inc. 7.000% 03/15/17	810,000	788,738
Environmental Control—0.9%
Pollution Control—0.9%
Geo Sub Corp. 11.000% 05/15/12	1,775,000	1,619,687

	Par (a)	Value
Metal Fabricate/Hardware—0.3%
Metal Processors & Fabrication—0.3%
Neenah Foundry Co. 9.500% 01/01/17	1,055,000	$544,644
Steel Pipe & Tube—0.0%
Mueller Water Products, Inc. 7.375% 06/01/17	70,000	64,750
Miscellaneous Manufacturing—1.1%
Diversified Manufacturing Operators—1.0%
Actuant Corp. 6.875% 06/15/17	680,000	646,850
RBS Global, Inc. & Rexnord Corp. 9.500% 08/01/14	590,000	591,475
SPX Corp. 7.625% 12/15/14	555,000	571,650
		1,809,975
Firearms & Ammunition—0.1%
Colt Defense LLC/Colt Finance Corp. 8.750% 11/15/17 (b)	260,000	268,450
Packaging & Containers—1.0%
Containers – Metal/Glass—0.8%
Ball Corp. 6.875% 12/15/12	380,000	384,750
Crown Americas LLC/Crown Americas Capital Corp. 7.625% 11/15/13	142,000	146,615
Owens-Brockway Glass Container, Inc. 8.250% 05/15/13	935,000	960,712
		1,492,077
Containers – Paper/Plastic—0.2%
Plastipak Holdings, Inc. 10.625% 08/15/19 (b)	445,000	490,613
Transportation—0.9%
Automotive—0.0%
BHM Technologies 8.500% 10/11/26 (c)(f)(g)(h)	387,095	51,484
Transportation – Railroad—0.2%
Kansas City Southern de Mexico SA de CV 7.375% 06/01/14	280,000	273,000
Transportation-Shipping—0.7%
CEVA Group PLC 10.000% 09/01/14 (b)	115,000	109,250
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	845,000	840,775
Greenbrier Companies, Inc. 8.375% 05/15/15	485,000	400,731
		1,350,756

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

	Par (a)	Value
Technology—1.8%
Semiconductors—0.2%
Electronic Components – Miscellaneous—0.2%
NXP BV/NXP Funding LLC 7.875% 10/15/14	450,000	$408,375
Software—1.6%
Application Software—1.4%
SS&C Technologies, Inc. 11.750% 12/01/13	1,190,000	1,261,400
Sungard Data Systems, Inc. 4.875% 01/15/14	795,000	741,338
10.625% 05/15/15	680,000	748,850
		2,751,588
Transactional Software—0.2%
Open Solutions, Inc. 9.750% 02/01/15 (b)	355,000	272,906
Utilities—6.8%
Electric—6.6%
Electric – Generation—0.7%
Cedar Brakes LLC 8.500% 02/15/14 (b)	81,450	82,684
9.875% 09/01/13 (b)	109,217	111,199
Intergen NV 9.000% 06/30/17 (b)	365,000	380,512
Reliant Energy Mid-Atlantic Power Holdings LLC 9.681% 07/02/26	700,000	719,250
		1,293,645
Electric – Integrated—2.8%
Energy Future Holdings Corp. 10.875% 11/01/17	675,000	551,812
Ipalco Enterprises, Inc. 7.250% 04/01/16 (b)	345,000	345,863
Nevada Power Co. 5.875% 01/15/15	775,000	831,689
6.500% 04/15/12	200,000	214,426
PNM Resources, Inc. 9.250% 05/15/15	835,000	877,794
Public Service Co. of New Mexico 7.950% 05/15/18	585,000	612,377
Texas Competitive Electric Holdings Co. LLC 3.735% 10/10/14 (01/11/10) (c)(d)(h)	2,468,188	2,000,784
		5,434,745
Independent Power Producer—3.1%
AES Corp. 7.750% 03/01/14	2,140,000	2,172,100
AES Eastern Energy LP 9.000% 01/02/17	205,179	205,948
NRG Energy, Inc. 7.250% 02/01/14	260,000	263,250
7.375% 02/01/16	720,000	720,900

	Par (a)	Value
Reliant Energy, Inc. 7.625% 06/15/14	500,000	$495,000
7.875% 06/15/17	2,025,000	1,989,562
		5,846,760
Gas Utilities—0.2%
Retail – Propane Distributors—0.2%
Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	361,000	365,513
Total Corporate Fixed-Income Bonds & Notes (cost of $175,964,812)		175,248,421
	Shares
PREFERRED STOCKS—0.3%
Financials—0.3%
Real Estate Investment Trusts (REITs)—0.3%
REITS – Diversified—0.3%
Sovereign Real Estate Investment Corp., 12.00% (b)	450	504,563
Transportation—0.0%
Automotive—0.0%
BHM Technologies (g)(k)	430	4
Total Preferred Stocks (cost of $561,106)		504,567
COMMON STOCKS—0.2%
Communications—0.0%
Media—0.0%
Haights Cross Communications (g)(i)	27,056	—
Ziff Davis Media, Inc. (g)	1,111	11
		11
Consumer Cyclical—0.0%
Airlines—0.0%
Delta Air Lines, Inc. (k)	338	3,847
Consumer Discretionary—0.1%
Auto Components—0.1%
Lear Corp. (k)	3,500	236,740
Consumer Non-Cyclical—0.1%
Consumer Services—0.1%
World Color Press, Inc. (k)	12,228	113,720
Industrials—0.0%
Road & Rail—0.0%
Quality Distribution, Inc. (k)	195	770

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

	Shares	Value
Information Technology—0.0%
Communications Equipment—0.0%
Loral Space & Communications, Inc. (k)	6	$190
Transportation—0.0%
Automotive—0.0%
BHM Technologies (g)(k)	35,922	359
Total Common Stocks (cost of $1,879,498)		355,637
CONVERTIBLE PREFERRED STOCK—0.1%
Technology—0.1%
Software—0.1%
Quadramed Corp. 5.50% (b)	21,300	288,274
Total Convertible Preferred Stock (cost of $500,250)		288,274
	Units
WARRANTS—0.1%
Communications—0.0%
Telecommunication Services—0.0%
Colo.Com, Inc. Expires 03/15/10 (b)(g)(i)(k)	125	—
Media—0.0%
Multimedia—0.0%
Haights Cross Communications Expires 12/10/11 (b)(g)(i)(k)	318	—
Consumer Cyclical—0.1%
Auto Parts & Equipment—0.1%
Lear Corp. Expires 11/09/14 (k)	2,332	147,382
Consumer Non-Cyclical—0.0%
Commercial Services—0.0%
World Color Press, Inc. Expires 07/14/20 (k)	13,860	49,411
Total Warrants (cost of $391,530)		196,793
	Par (a)
CONVERTIBLE BONDS—0.0%
Communications—0.0%
Internet—0.0%
Web Portals/ISP—0.0%
At Home Corp. 4.750% 12/15/06 (f)(g)(j)	296,350	30

	Par (a)	Value
Consumer Cyclical—0.0%
Airlines—0.0%
Delta Air Lines, Inc. 8.000% 06/03/49 (j)	690,000	$9,729
Total Convertible Bonds (cost of $23,023)		9,759
SHORT-TERM OBLIGATION—6.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 01/15/13, market value $11,971,050 (repurchase proceeds $11,732,000)	11,732,000	11,732,000
Total Short-Term Obligation (cost of $11,732,000)		11,732,000
Total Investments—98.8% (cost of $191,052,219) (l)		188,335,451
Other Assets & Liabilities, Net—1.2%		2,360,620
Net Assets—100.0%		$190,696,071

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities, which are not illiquid except for the following, amounted to $41,006,786, which represents 21.5% of net assets.

Security Par/	Acquisition Date	Shares/ Units	Acquisition Cost	Market Value
Colo.Com, Inc. 13.875% 03/15/10	06/22/05	$103,096	$34,309	$—
Colo.Com, Inc. Warrants Expire 03/15/10	08/10/00- 04/03/01	125	$13,519	$—
Haights Cross Communications Warrants Expire 12/10/11	01/15/04- 02/03/06	318	$—	$—
Quadramed Corp. Convertible Preferred Stock 5.500%	06/16/04- 02/01/06	21,300	$500,250	$288,274
Sovereign Real Estate Investment Corp. Preferred Stock 12.000%	08/21/00- 10/17/06	450	$561,082	$504,563
Trinity Acquisition Ltd. 12.875% 12/31/16	03/04/09	$520,000	$520,000	$707,387
				$1,500,224

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2009.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2009, the value of these securities amounted to $1,726,915, which represents 0.9% of net assets.

(f)  The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2009, the value of these securities amounted to $480,026, which represents 0.3% of net assets.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2009, the value of these securities amounted to $897,200, which represents 0.5% of net assets.

(h)  Loan participation agreement.

(i)  Security has no value.

(j)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(k)  Non-income producing security.

(l)  Cost for federal income tax purposes is $191,952,713.

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$19,050,796	$—	$19,050,796
Communications	—	25,832,290	113,414	25,945,704
Consumer Cyclical	—	24,011,188	24,511	24,035,699
Consumer Non-Cyclical	—	28,503,581	—	28,503,581
Diversified	—	3,571,540	—	3,571,540
Energy	—	23,109,108	—	23,109,108
Financials	—	19,889,714	707,387	20,597,101
Industrials	—	14,009,876	51,484	14,061,360
Technology	—	3,432,869	—	3,432,869
Utilities	—	12,940,663	—	12,940,663
Total Corporate Fixed-Income Bonds & Notes	—	174,351,625	896,796	175,248,421
Preferred Stocks
Financials	—	504,563	—	504,563
Transportation	—	—	4	4
Total Preferred Stocks	—	504,563	4	504,567
Common Stocks
Communications	—	—	11	11
Consumer Cyclical	3,847	—	—	3,847
Consumer Discretionary	236,740	—	—	236,740
Consumer Non-Cyclical	113,720	—	—	113,720
Industrials	770	—	—	770
Information Technology	190	—	—	190
Transportation	—	—	359	359
Total Common Stocks	355,267	—	370	355,637
Total Convertible Preferred Stock	—	288,274	—	288,274
Total Warrants	196,793	—	—	196,793
Convertible Bonds
Communication	—	—	30	30
Consumer Cyclical	—	9,729	—	9,729
Total Convertible Bonds	—	9,729	30	9,759
Total Short-Term Obligation	—	11,732,000	—	11,732,000
Total Investments	$552,060	$186,886,191	$897,200	$188,335,451

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

The following table reconciles asset balances for the year ended December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Corporate Fixed-Income Bonds & Notes
Communications	$80,204	$—	$(2,909)	$36,284	$(165)	$—	$113,414
Consumer Cyclical	$27,923	$(6)	$431	$918	$(4,755)	$—	$24,511
Financials	$—	$—	$—	$187,387	$520,000	$—	$707,387
Industrials	$417,504	$—	$(311,427)	$256,290	$(310,883)	$—	$51,484
Preferred Stocks
Communications	$—	$—	$—	$—	$—	$—	$—
Financials	$92,500	$—	$(11,100)	$—	$(62,900)	$(18,500)	$—
Transportation	$4	$—	$—	$—	$—	$—	$4
Common Stocks
Communications	$92,001	$—	$—	$(91,990)	$—	$—	$11
Transportation	$359	$—	$—	$—	$—	$—	$359
Convertible Bonds
Communications	$30	$—	$—	$—	$—	$—	$30
Warrants
Communications	$1,078	$—	$(190)	$(888)	$—	$—	$—
	$711,603	$(6)	$(325,195)	$388,001	$141,297	$(18,500)	$897,200

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $383,180. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	91.9
Preferred Stocks	0.3
Common Stocks	0.2
Convertible Preferred Stock	0.1
Warrants	0.1
Convertible Bonds	0.0	*
	92.6
Short Term Obligation	6.2
Other Assets & Liabilities, Net	1.2
	100.0

*Rounds to less than 0.1%

Acronym	Name
CAD	Canadian Dollar

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia High Yield Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$191,052,219
Investments, at value	$188,335,451
Cash	54,978
Receivable for:
Investments sold	432,730
Fund shares sold	25,739
Interest	3,093,139
Foreign tax reclaims	676
Expense reimbursement due from investment advisor	66,493
Trustees' deferred compensation plan	42,619
Prepaid expenses	2,940
Total Assets	192,054,765
Liabilities
Payable for:
Fund shares repurchased	1,072,014
Investment advisory fee	89,182
Administration fee	31,770
Pricing and bookkeeping fees	7,482
Transfer agent fee	44
Trustees' fees	38,118
Audit fee	36,850
Custody fee	1,114
Distribution fees — Class B	6,651
Chief compliance officer expenses	170
Reports to shareholders	27,444
Trustees' deferred compensation plan	42,619
Other liabilities	5,236
Total Liabilities	1,358,694
Net Assets	$190,696,071
Net Assets Consist of
Paid-in capital	$213,679,805
Undistributed net investment income	13,603,911
Accumulated net realized loss	(33,870,923)
Net unrealized appreciation (depreciation) on:
Investments	(2,716,768)
Foreign currency translations	46
Net Assets	$190,696,071
Class A
Net assets	$58,246,734
Shares outstanding	5,970,150
Net asset value per share	$9.76
Class B
Net assets	$132,449,337
Shares outstanding	13,583,522
Net asset value per share	$9.75

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia High Yield Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$65,480
Interest	15,164,859
Total Investment Income	15,230,339
Expenses
Investment advisory fee	939,913
Administration fee	329,544
Distribution fees — Class B	292,462
Transfer agent fee	413
Pricing and bookkeeping fees	88,004
Trustees' fees	20,982
Custody fee	11,107
Reports to shareholders	91,079
Chief compliance officer expenses	642
Other expenses	101,662
Total Expenses	1,875,808
Fees waived or expenses reimbursed by investment advisor	(559,639)
Fees waived by distributor — Class B	(222,271)
Custody earnings credit	(11)
Net Expenses	1,093,887
Net Investment Income	14,136,452
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(17,023,521)
Foreign currency transactions	(242)
Net realized loss	(17,023,763)
Net change in unrealized appreciation (depreciation) on:
Investments	64,617,133
Foreign currency translations	22
Net change in unrealized appreciation (depreciation)	64,617,155
Net Gain	47,593,392
Net Increase Resulting from Operations	$61,729,844

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia High Yield Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income	$14,136,452	$16,931,684
Net realized loss on investments and foreign currency transactions	(17,023,763)	(11,065,719)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	64,617,155	(57,983,098)
Net increase (decrease) resulting from operations	61,729,844	(52,117,133)
Distributions to Shareholders
From net investment income:
Class A	(5,539,923)	(7,311,985)
Class B	(12,155,449)	(14,214,528)
Total distributions to shareholders	(17,695,372)	(21,526,513)
Net Capital Stock Transactions	2,462,400	(35,118,731)
Total increase (decrease) in net assets	46,496,872	(108,762,377)
Net Assets
Beginning of period	144,199,199	252,961,576
End of period	$190,696,071	$144,199,199
Undistributed net investment income at end of period	$13,603,911	$16,551,063
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	694,716	$5,969,610	290,137	$2,974,559
Distributions reinvested	658,731	5,539,923	749,947	7,311,985
Redemptions	(1,647,595)	(14,389,655)	(2,519,489)	(24,618,303)
Net decrease	(294,148)	(2,880,122)	(1,479,405)	(14,331,759)
Class B
Subscriptions	1,209,665	10,422,278	527,927	5,126,345
Distributions reinvested	1,445,357	12,155,449	1,457,900	14,214,527
Redemptions	(1,968,399)	(17,235,205)	(4,069,064)	(40,127,844)
Net increase (decrease)	686,623	5,342,522	(2,083,237)	(20,786,972)

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia High Yield Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007		2006(a)(b)		2005
Net Asset Value, Beginning of Period	$7.53	$11.14	$11.52		$10.72		$10.54
Income from Investment Operations:
Net investment income (c)	0.73	0.81	0.84		0.76		0.70
Net realized and unrealized gain (loss) on investments and foreign currency	2.46	(3.33)	(0.63)		0.42		(0.47)
Total from investment operations	3.19	(2.52)	0.21		1.18		0.23
Less Distributions to Shareholders:
From net investment income	(0.96)	(1.09)	(0.59)		(0.28)		(0.02)
From net realized gains	—	—	—		(0.10)		(0.03)
Total distributions to shareholders	(0.96)	(1.09)	(0.59)		(0.38)		(0.05)
Net Asset Value, End of Period	$9.76	$7.53	$11.14		$11.52		$10.72
Total return (d)(e)	44.34%	(24.88)%	1.84	%(f)	11.25%		2.15%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.60%	0.60%	0.60%		0.70%		0.97%
Interest expense	—	—	—		—	%(h)	—
Net expenses (g)	0.60%	0.60%	0.60%		0.70%		0.97%
Waiver/Reimbursement	0.33%	0.29%	0.30%		0.25%		0.25%
Net investment income (g)	8.33%	8.15%	7.31%		6.89%		6.65%
Portfolio turnover rate	36%	23%	46%		80%		44%
Net assets, end of period (000s)	$58,247	$47,162	$86,238		$99,836		$96,350

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia High Yield Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,				Period Ended December 31,
	2009	2008	2007		2006(a)(b)
Net Asset Value, Beginning of Period	$7.52	$11.13	$11.53		$11.05
Income from Investment Operations:
Net investment income (c)	0.72	0.80	0.83		0.50
Net realized and unrealized gain (loss) on investments and foreign currency	2.46	(3.33)	(0.63)		0.36
Total from investment operations	3.18	(2.53)	0.20		0.86
Less Distributions to Shareholders:
From net investment income	(0.95)	(1.08)	(0.60)		(0.28)
From net realized gains	—	—	—		(0.10)
Total distributions to shareholders	(0.95)	(1.08)	(0.60)		(0.38)
Net Asset Value, End of Period	$9.75	$7.52	$11.13		$11.53
Total return (d)(e)	44.30%	(24.96)%	1.70	%(f)	7.95	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.66%	0.66%	0.66%		0.66	%(i)
Interest expense	—	—	—		—	%(i)(j)
Net expenses (h)	0.66%	0.66%	0.66%		0.66	%(i)
Waiver/Reimbursement	0.52%	0.48%	0.49%		0.44	%(i)
Net investment income (h)	8.25%	8.11%	7.21%		6.65	%(i)
Portfolio turnover rate	36%	23%	46%		80	%(g)
Net assets, end of period (000s)	$132,449	$97,038	$166,724		$193,138

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  Class B shares commenced operations on May 1, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia High Yield Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia High Yield Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks total return, consisting of a high level of income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclassifications, discount accretion/premium amortization on debt securities, expired capital loss carryforwards and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$611,768	$(351,603)	$(260,165)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income*	$17,695,372	$21,526,513
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$14,790,041	$—	$(3,617,262)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$8,288,233
Unrealized depreciation	(11,905,495)
Net unrealized depreciation	$(3,617,262)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$908,941
2012	97,587
2013	418,850
2014	3,225,732
2016	8,867,907
2017	19,585,052
$33,104,069

Of the capital loss carryforwards attributable to the Fund at December 31, 2009, $1,425,378 ($908,941 expiring on December 31, 2010, $97,587 expiring on December 31, 2012 and $418,850 expiring on December 31, 2013) remains from the Fund's merger with Columbia High Yield Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Service.

Capital loss carryforwards of $260,165 expired during the year ended December 31, 2009. Any capital loss carryforwards acquired as part of a merger that are permanently

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $639,395 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Sub-Advisory Fee—MacKay Shields LLC ("MacKay Shields") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, MacKay Shields is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 Million	0.400%
$100 Million to $200 Million	0.375%
Over $200 Million	0.350%

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts.

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

Effective January 1, 2010, the annual rate will change to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares. Effective May 1, 2009, the Distributor has voluntarily agreed to waive 0.19% of the distribution fees applicable to the Fund's Class B shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to May 1, 2009, the Distributor waived 0.19% of the Class B shares distribution fees on a contractual basis.

Fee Waivers and Expense Reimbursements—Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to May 1, 2009, Columbia contractually agreed to waive fees and/or reimburse the Fund for certain expenses at the same annual rate.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of BofA Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $55,415,266 and $58,840,175, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12%

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had four shareholders that collectively held 87.2% of the Fund's shares outstanding. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG SunAmerica Life Assurance Company – involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2009

for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit and the United States Supreme Court denied a petition for certiorari filed by the plaintiff with respect to the Fourth Circuit's decision.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia High Yield Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

Fund Governance

Columbia High Yield Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 64; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 64; Board Member – Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director – Renaissance Reinsurance Ltd; Director – Penn Mutual Life Insurance Company; Director – Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Columbia High Yield Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia High Yield Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital and MacKay Shields. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and/or Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

Columbia Marsico 21st Century Fund, Variable Series—The Board engaged in further review of Columbia Marsico 21st Century Fund, Variable Series because its Actual Management Rate and total expense ratio were above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, recent improvements in the Fund's total expense rankings, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Focused Equities Fund, Variable Series—The Board engaged in further review of Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Growth Fund, Variable Series—The Board engaged in further review of Columbia Marsico Growth Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico International Opportunities Fund, Variable Series—The Board engaged in further review of Columbia Marsico International Opportunities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund,

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia High Yield Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30140-1209 (02/10) 10-102481

Columbia Marsico 21st Century Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2009 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

Columbia Marsico 21st Century Fund, Variable Series seeks long-term growth of capital.

Corydon J. Gilchrist, CFA has managed the fund since February 2003.

For the 12-month period that ended December 31, 2009, the return of the fund's Class A shares fell short of the return of its benchmark, the Russell 3000 Index,1 and the average return of the funds in its peer group, the Lipper VUF Multi-Cap Growth Funds Classification.2 Stock selection in the health care, materials and consumer discretionary sectors hurt performance. Also, the fund's positioning in the financials and industrials sectors detracted from results. Stock selection in the energy, telecommunication services, information technology and industrial sectors had a positive impact on fund performance.

Stock selection across sectors aided performance

Individual stocks in several sectors contributed positively to performance. In the energy sector, Brazilian oil producer Petrobras (Petroleo Brasileiro SA, 2.2% of net assets) and offshore drilling service provider Pride International (0.8% of net assets) posted strong gains. Within telecommunication services, Crown Castle International (5.4% of net assets), which leases and operates wireless telecommunication towers and was the fund's largest holding at year-end, turned in strong results.

Information technology holdings appreciated sharply and some were among the fund's best performers. These included Apple (2.1% of net assets), financial transactions processor MasterCard (4.0% of assets), Internet services firm Google (2.1% of net assets) and software services provider Citrix Systems (3.2% of net assets). A standout in the industrials sector was Precision Castparts (2.4% of net assets), a manufacturer of components for use in industries such as aerospace and defense.

At the sector level, utilities was the weakest performing area in the benchmark, and the fund's avoidance of utilities aided relative results.

Performance detractors

Individual stock holdings in the health care, materials and consumer discretionary sectors hurt performance. Before they were sold from the portfolio, pharmaceutical firms Genzyme, Roche Holding and Perrigo posted negative returns. The performance of Gilead Sciences (2.8% of net assets), which specializes in the treatment of infectious diseases, was also disappointing. Two consumer discretionary holdings, retailer Saks and hotel/casino operator Las Vegas Sands, also experienced price declines before they were sold. Wells Fargo, one of the fund's largest holdings (5.2% of net assets) and SunTrust Banks (which was sold from the portfolio) also had disappointing results.

Sector allocation, while primarily a result of the stock selection process, can have a material impact on fund performance. The fund's significant allocation to the financials sector hurt relative results, as this sector was a weak performer within the benchmark. The portfolio's positioning in industrials was also disappointing. Early in the period, when industrials struggled, the fund was overweight in the sector relative to the index. Subsequently, as we trimmed the fund's stake there, sector performance improved.

Looking ahead

During the period, the fund's stakes in the consumer discretionary, health care, energy and telecommunication sectors was increased, while exposure to the industrials and consumer staples sectors was reduced. We sold the fund's holdings in the materials sector. At year end, the fund emphasized investments in the financials, consumer discretionary, information technology, health care and industrials sectors. In addition to materials, the fund had no exposure to the utilities sector.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potentially confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is less focused.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (03/27/98)	27.07	2.02	-0.12
Class B (10/02/06)	26.80	1.80	-0.23
Russell 3000 Index	28.34	0.76	-0.20

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	8.10	10.28
Class B	8.06	10.22

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*
Class A	1.11
Class B	1.36

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns shown for Class B shares for the periods prior to October 2, 2006 would be lower.

2

Understanding Your Expenses

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,264.40	1,019.91	5.99	5.35	1.05
Class B	1,000.00	1,000.00	1,261.70	1,018.65	7.41	6.61	1.30

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—97.2%
Consumer Discretionary—20.4%
Automobiles—1.0%
Ford Motor Co. (a)	154,642	$1,546,420
Hotels, Restaurants & Leisure—3.6%
Chipotle Mexican Grill, Inc., Class A (a)	8,129	716,653
Vail Resorts, Inc. (a)	90,320	3,414,096
Wynn Resorts Ltd. (a)	24,961	1,453,479
		5,584,228
Household Durables—2.5%
Cyrela Brazil Realty SA	175,400	2,430,976
Gafisa SA, ADR	23,781	769,553
PDG Realty SA Empreendimentos e Participacoes	79,100	776,212
		3,976,741
Internet & Catalog Retail—1.3%
Amazon.com, Inc. (a)	14,877	2,001,254
Media—6.5%
CBS Corp., Class B	252,970	3,554,228
Walt Disney Co.	207,660	6,697,035
		10,251,263
Multiline Retail—0.8%
Lojas Renner SA	55,500	1,237,513
Specialty Retail—1.1%
J Crew Group, Inc. (a)	16,890	755,658
Penske Auto Group, Inc. (a)	61,927	940,052
		1,695,710
Textiles, Apparel & Luxury Goods—3.6%
Polo Ralph Lauren Corp.	58,368	4,726,641
Under Armour, Inc., Class A (a)	33,443	911,990
		5,638,631
Consumer Staples—2.2%
Beverages—2.2%
Anheuser-Busch InBev NV	67,293	3,476,632
Energy—5.7%
Energy Equipment & Services—2.8%
National-Oilwell Varco, Inc.	71,834	3,167,161
Pride International, Inc. (a)	36,959	1,179,362
		4,346,523
Oil, Gas & Consumable Fuels—2.9%
Petroleo Brasileiro SA, ADR	72,830	3,472,535
Range Resources Corp.	22,552	1,124,217
		4,596,752
Financials—29.6%
Capital Markets—6.6%
Goldman Sachs Group, Inc.	19,218	3,244,767
Jefferies Group, Inc. (a)	202,350	4,801,766
State Street Corp.	50,691	2,207,086
		10,253,619

	Shares	Value
Commercial Banks—16.2%
City National Corp.	74,509	$3,397,610
CVB Financial Corp.	148,522	1,283,230
First Horizon National Corp. (a)	115,094	1,542,269
PNC Financial Services Group, Inc.	91,900	4,851,401
U.S. Bancorp	270,993	6,100,052
Wells Fargo & Co.	300,435	8,108,741
		25,283,303
Diversified Financial Services—4.5%
JPMorgan Chase & Co.	170,833	7,118,611
Real Estate Investment Trusts (REITs)—0.9%
Colony Financial, Inc.	26,613	542,107
Taubman Centers, Inc.	24,592	883,098
		1,425,205
Thrifts & Mortgage Finance—1.4%
First Niagara Financial Group, Inc.	160,727	2,235,713
Health Care—10.2%
Biotechnology—5.1%
Celgene Corp. (a)	63,258	3,522,205
Gilead Sciences, Inc. (a)	101,659	4,399,802
		7,922,007
Health Care Equipment & Supplies—4.3%
Intuitive Surgical, Inc. (a)	22,354	6,780,415
Health Care Providers & Services—0.2%
Emergency Medical Services Corp. (a)	5,140	278,331
Health Care Technology—0.6%
athenahealth, Inc. (a)	20,603	932,080
Industrials—8.7%
Aerospace & Defense—2.4%
Precision Castparts Corp.	34,612	3,819,434
Commercial Services & Supplies—0.5%
Ritchie Bros Auctioneers, Inc.	31,595	708,676
Construction & Engineering—0.5%
Aecom Technology Corp. (a)	29,097	800,168
Electrical Equipment—1.4%
Vestas Wind Systems A/S (a)	34,553	2,114,202
Machinery—0.7%
Eaton Corp.	18,124	1,153,049
Road & Rail—3.2%
CSX Corp.	103,998	5,042,863
Information Technology—15.1%
Computers & Peripherals—2.1%
Apple, Inc. (a)	15,924	3,357,735
Internet Software & Services—2.1%
Google, Inc., Class A (a)	5,216	3,233,816
IT Services—4.0%
MasterCard, Inc., Class A	24,207	6,196,508

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

	Shares	Value
Semiconductors & Semiconductor Equipment—0.4%
Cree, Inc. (a)	11,031	$621,817
Software—6.5%
Adobe Systems, Inc. (a)	131,709	4,844,257
ANSYS, Inc. (a)	6,230	270,756
Citrix Systems, Inc. (a)	121,951	5,074,381
		10,189,394
Telecommunication Services—5.3%
Wireless Telecommunication Services—5.3%
Crown Castle International Corp. (a)	214,829	8,386,924
Total Common Stocks (cost of $114,504,594)		152,205,537
	Par
CONVERTIBLE BOND—0.6%
Consumer Discretionary—0.6%
Automobiles—0.6%
Ford Motor Co. 4.250% 11/15/16	$743,000	931,536
Total Convertible Bond (cost of $743,000)		931,536
	Units
WARRANTS—0.3%
Financials—0.3%
Diversified Financial Services—0.3%
JPMorgan Chase & Co. Expires 10/18/28 (a)	31,525	420,228
Total Warrants (cost of $385,669)		420,228
	Par
SHORT-TERM OBLIGATION—2.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 01/15/13, market value $4,238,100 (repurchase proceeds $4,153,000)	$4,153,000	4,153,000
Total Short-Term Obligation (cost of $4,153,000)		4,153,000
Total Investments—100.7% (cost of $119,786,263) (b)		157,710,301
Other Assets & Liabilities, Net—(0.7)%		(1,165,958)
Net Assets—100.0%		$156,544,343

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $128,195,427.

The following table summarizes the inputs used, as of December 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$27,487,059	$4,444,701	$—	$31,931,760
Consumer Staples	—	3,476,632	—	3,476,632
Energy	8,943,275	—	—	8,943,275
Financials	46,316,451	—	—	46,316,451
Health Care	15,912,833	—	—	15,912,833
Industrials	11,524,190	2,114,202	—	13,638,392
Information Technology	23,599,270	—	—	23,599,270
Telecommunication Services	8,386,924	—	—	8,386,924
Total Common Stocks	142,170,002	10,035,535	—	152,205,537
Total Convertible Bond	—	931,536	—	931,536
Total Warrants	420,228	—	—	420,228
Total Short-Term Obligation	—	4,153,000	—	4,153,000
Total Investments	$142,590,230	$15,120,071	$—	$157,710,301

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	29.9
Consumer Discretionary	21.0
Information Technology	15.1
Health Care	10.2
Industrials	8.7
Energy	5.7
Telecommunication Services	5.3
Consumer Staples	2.2
98.1
Short-Term Obligation	2.6
Other Assets & Liabilities, Net	(0.7)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Statement of Assets and Liabilities

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$119,786,263
Investments, at value	$157,710,301
Cash	424
Receivable for:
Investments sold	88,770
Fund shares sold	2,365
Dividends	143,447
Interest	4,561
Foreign tax reclaims	17,678
Expense reimbursement due from investment advisor	29,724
Trustees' deferred compensation plan	41,259
Prepaid expenses	2,438
Total Assets	158,040,967
Liabilities
Payable for:
Investments purchased	1,171,211
Fund shares repurchased	17,777
Investment advisory fee	96,845
Administration fee	25,534
Pricing and bookkeeping fees	5,453
Transfer agent fee	52
Trustees' fees	42,402
Audit fee	34,575
Custody fee	2,600
Distribution fees — Class B	29,838
Chief compliance officer expenses	143
Trustees' deferred compensation plan	41,259
Other liabilities	28,935
Total Liabilities	1,496,624
Net Assets	$156,544,343
Net Assets Consist of
Paid-in capital	$182,306,755
Accumulated net realized loss	(63,688,834)
Net unrealized appreciation on:
Investments	37,924,038
Foreign currency translations	2,384
Net Assets	$156,544,343
Class A
Net assets	$12,886,497
Shares outstanding	1,252,973
Net asset value per share	$10.28
Class B
Net assets	$143,657,846
Shares outstanding	14,049,944
Net asset value per share	$10.22

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico 21st Century Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$1,613,426
Interest	14,998
Foreign taxes withheld	(49,219)
Total Investment Income	1,579,205
Expenses
Investment advisory fee	1,034,789
Administration fee	263,794
Distribution fees — Class B	319,344
Transfer agent fee	395
Pricing and bookkeeping fees	62,888
Trustees' fees	27,594
Custody fee	22,832
Chief compliance officer expenses	621
Other expenses	140,066
Total Expenses	1,872,323
Fees waived or expenses reimbursed by investment advisor	(67,290)
Custody earnings credit	(1)
Net Expenses	1,805,032
Net Investment Loss	(225,827)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(22,705,551)
Foreign currency transactions	(34,804)
Net realized loss	(22,740,355)
Net change in unrealized appreciation (depreciation) on:
Investments	61,084,879
Foreign currency translations	2,940
Net change in unrealized appreciation (depreciation)	61,087,819
Net Gain	38,347,464
Net Increase Resulting from Operations	$38,121,637

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico 21st Century Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income (loss)	$(225,827)	$64,659
Net realized loss on investments and foreign currency transactions	(22,740,355)	(40,659,005)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	61,087,819	(35,713,228)
Net increase (decrease) resulting from operations	38,121,637	(76,307,574)
Distributions to Shareholders
From net investment income:
Class A	(14,059)	—
From net realized gains:
Class A	—	(430,023)
Class B	—	(2,393,281)
Total distributions to shareholders	(14,059)	(2,823,304)
Net Capital Stock Transactions	(12,876,997)	98,772,449
Total increase in net assets	25,230,581	19,641,571
Net Assets
Beginning of period	131,313,762	111,672,191
End of period	$156,544,343	$131,313,762
Undistributed net investment income at end of period	$—	$8,705

Capital Stock Activity
	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	102,809	$794,350	163,723	$1,847,324
Distributions reinvested	1,690	14,059	36,817	430,023
Redemptions	(442,697)	(3,633,139)	(676,234)	(7,404,808)
Net decrease	(338,198)	(2,824,730)	(475,694)	(5,127,461)
Class B
Subscriptions	2,343,468	16,050,772	9,292,722	104,984,605
Distributions reinvested	—	—	205,608	2,393,281
Redemptions	(2,981,755)	(26,103,039)	(378,446)	(3,477,976)
Net increase (decrease)	(638,287)	(10,052,267)	9,119,884	103,899,910

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico 21st Century Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007	2006(a)(b)	2005
Net Asset Value, Beginning of Period	$8.10	$14.64	$12.96	$11.22	$10.40
Income from Investment Operations:
Net investment income (loss) (c)	0.01	0.02	0.01	0.11 (d)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.18	(6.33)	2.47	2.06	0.83
Total from investment operations	2.19	(6.31)	2.48	2.17	0.82
Less Distributions to Shareholders:
From net investment income	(0.01)	—	(0.08)	(0.02)	—
From net realized gains	—	(0.23)	(0.72)	(0.41)	—
Total distributions to shareholders	(0.01)	(0.23)	(0.80)	(0.43)	—
Net Asset Value, End of Period	$10.28	$8.10	$14.64	$12.96	$11.22
Total return (e)(f)	27.07%	(43.57)%	19.29%	19.74%	7.88%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.06%	1.10%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.05%	0.01%	0.13%	0.53%	0.60%
Net investment income (loss) (g)	0.08%	0.21%	0.10%	0.94%	(0.05)%
Portfolio turnover rate	147%	123%	99%	151%	175%
Net assets, end of period (000s)	$12,886	$12,887	$30,269	$27,881	$22,796

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the year ended December 31, 2006 which had a 0.03% impact.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico 21st Century Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,			Period Ended December 31,
	2009	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$8.06	$14.62	$12.95	$11.62
Income from Investment Operations:
Net investment income (loss) (c)	(0.02)	0.00 (d)	0.00 (d)	0.08	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	2.18	(6.33)	2.44	1.25
Total from investment operations	2.16	(6.33)	2.44	1.33
Less Distributions to Shareholders:
From net investment income	—	—	(0.05)	—
From net realized gains	—	(0.23)	(0.72)	—
Total distributions to shareholders	—	(0.23)	(0.77)	—
Net Asset Value, End of Period	$10.22	$8.06	$14.62	$12.95
Total return (f)(g)	26.80%	(43.76)%	18.98%	11.45	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (i)	1.31%	1.35%	1.35%	1.35	%(j)
Waiver/Reimbursement	0.05%	0.01%	0.13%	0.57	%(j)
Net investment income (loss) (i)	(0.18)%	0.02%	0.01%	2.58	%(j)
Portfolio turnover rate	147%	123%	99%	151	%(h)
Net assets, end of period (000s)	$143,658	$118,426	$81,403	$11

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had a 0.12% impact.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Marsico 21st Century Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

11

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain

12

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$231,181	$34,805	$(265,986)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$14,059	$1,713,914
Long-Term Capital Gains	—	1,109,390

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$29,514,874

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$30,642,444
Unrealized depreciation	(1,127,570)
Net unrealized appreciation	$29,514,874

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$22,060,047
2017	33,219,623
$55,279,670

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive its advisory fees through April 30, 2010. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the

13

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Sub-Advisory Fee—Marsico has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Marsico is entitled to receive a monthly sub-advisory fee at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico the monthly sub-advisory fee to which Marsico is entitled.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2010, the annual rate will change to $22.36 per account. The

14

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to May 1, 2009, Columbia contractually agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's ordinary operating expenses did not exceed 1.10% annually of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of BofA Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009, were as follows:

Broker	Amount
Merrill Lynch*	$13,966

*  Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of BOA and an affiliate of Columbia.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $192,360,040 and $195,738,148, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

15

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 94.8% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If

16

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2009

the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit and the United States Supreme Court denied a petition for certiorari filed by the plaintiff with respect to the Fourth Circuit's decision.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Marsico 21st Century Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

18

Fund Governance

Columbia Marsico 21st Century Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 64; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 64; Board Member – Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director – Renaissance Reinsurance Ltd; Director – Penn Mutual Life Insurance Company; Director – Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

19

Fund Governance (continued)

Columbia Marsico 21st Century Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

20

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia Marsico 21st Century Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information

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regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital and MacKay Shields. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and/or Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in

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light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

Columbia Marsico 21st Century Fund, Variable Series—The Board engaged in further review of Columbia Marsico 21st Century Fund, Variable Series because its Actual Management Rate and total expense ratio were above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, recent improvements in the Fund's total expense rankings, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

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Columbia Marsico Focused Equities Fund, Variable Series—The Board engaged in further review of Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Growth Fund, Variable Series—The Board engaged in further review of Columbia Marsico Growth Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico International Opportunities Fund, Variable Series—The Board engaged in further review of Columbia Marsico International Opportunities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to

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2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

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G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

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c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

29

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico 21st Century Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

SHC-42/30329-1209 (02/10) 10-102952

Columbia Marsico Focused Equities Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2009 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

Columbia Marsico Focused Equities Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico has managed the Fund since 1997.

For the 12-month period that ended December 31, 2009, the fund's Class A shares returned more than its benchmark, the S&P 500 Index1, but less than the average return of the funds in its peer group, the Lipper VUF Large Cap Growth Funds Classification.2 The fund's stock selection in the energy, health care, financials and information technology sectors aided performance. Stock selection in the consumer discretionary sector, as well as the fund's positioning in the financials and industrials sectors, were the primary detractors from results.

Stock selection aided returns

The strongest performing sector within the benchmark was information technology. The fund's overweight in that sector relative to the benchmark, as well as strong stock selection, bolstered performance. Apple (4.9% of net assets), maker of Mac computers, the iPod and iPhone, was one of the fund's largest holdings and was the strongest performing individual stock in the portfolio. Internet services firm Google (6.7% of net assets), the fund's largest holding at year end, and financial transactions processors Visa and MasterCard (2.9% and 2.5% of net assets, respectively) also had returns that exceeded the return of the benchmark.

Stock selection in the energy sector was strong. Transocean (4.0% of net assets), a deep-sea drilling operator headquartered in Switzerland, and Brazilian oil producer Petrobras (2.8% of net assets) were strong performers and had a positive impact on fund results.

A number of the fund's financial and health care stocks also posted good results. Goldman Sachs Group (3.1% of net assets), a leading global financial services firm, was one of the fund's strongest individual performers. Within health care, biotechnology firm Genentech and pharmaceutical maker Schering-Plough were solid performers and were sold from the portfolio. Genentech appreciated in price prior to its acquisition by Roche, while Schering-Plough gained, in part, due to the announcement of its November merger with Merck (2.5% of net assets).

Selected areas of weakness

Within the benchmark, the industrials sector and the banking industry within the financials sector were among the weakest performers. The fund had overweight positions relative to the benchmark in both areas, which detracted from performance.

Stock selection in the consumer discretionary sector also hampered returns. Restaurant operator McDonald's (4.0% of net assets) and retailer Lowe's lagged the benchmark. We trimmed the fund's stake in McDonald's and sold Lowe's. We also sold hotel/casino operator Las Vegas Sands early in the reporting period. The stock performed poorly, and we believed its balance sheet was not as strong as another hotel/casino holding, Wynn Resorts (1.2% of net assets).

Looking ahead

During the reporting period, we significantly increased the fund's exposure to the information technology sector, reduced the consumer discretionary allocation and eliminated a position in consumer staples stocks. Going into 2010, the fund emphasized the information technology, financials, health care and industrials sectors. It has no exposure to the consumer staples, telecommunication services or utilities sectors.

Effective February 1, 2010, Douglas Rao will be joining Thomas Marsico as a co-manager of Columbia Marsico Focused Equities Fund, Variable Series.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potentially confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (03/27/98)	28.67	0.47	-1.13
Class B (10/02/06)	28.42	0.29	-1.22
S&P 500 Index	26.46	0.42	-0.95

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	11.25	14.38
Class B	11.20	14.34

Performance of a $10,000 investment, 01/01/99 – 12/31/09

Annual operating expense ratio (%)*

Class A	1.10
Class B	1.35

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares shown for the periods prior to October 2, 2006 would be lower.

2

Understanding Your Expenses

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,227.80	1,019.91	5.90	5.35	1.05
Class B	1,000.00	1,000.00	1,225.10	1,018.65	7.29	6.61	1.30

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—98.3%
Consumer Discretionary—6.7%
Hotels, Restaurants & Leisure—5.2%
McDonald's Corp.	61,014	$3,809,714
Wynn Resorts Ltd. (a)	20,136	1,172,519
		4,982,233
Internet & Catalog Retail—1.5%
Amazon.com, Inc. (a)	3,504	471,358
priceline.com, Inc. (a)	4,252	929,062
		1,400,420
Energy—7.9%
Energy Equipment & Services—4.0%
Transocean Ltd. (a)	45,377	3,757,215
Oil, Gas & Consumable Fuels—3.9%
Petroleo Brasileiro SA, ADR	56,011	2,670,605
Southwestern Energy Co. (a)	21,902	1,055,676
		3,726,281
Financials—19.7%
Capital Markets—3.1%
Goldman Sachs Group, Inc.	17,588	2,969,558
Commercial Banks—10.4%
HSBC Holdings PLC, ADR	40,000	2,283,600
ICICI Bank Ltd., ADR	26,354	993,809
U.S. Bancorp	130,068	2,927,831
Wells Fargo & Co.	138,014	3,724,998
		9,930,238
Consumer Finance—3.1%
American Express Co.	72,093	2,921,208
Diversified Financial Services—3.1%
JPMorgan Chase & Co.	69,848	2,910,566
Health Care—13.1%
Biotechnology—2.2%
Gilead Sciences, Inc. (a)	48,180	2,085,230
Health Care Equipment & Supplies—2.2%
Intuitive Surgical, Inc. (a)	6,977	2,116,264
Pharmaceuticals—8.7%
Abbott Laboratories	59,613	3,218,506
Johnson & Johnson	42,255	2,721,645
Merck & Co., Inc.	63,615	2,324,492
		8,264,643
Industrials—12.1%
Aerospace & Defense—5.3%
General Dynamics Corp.	52,802	3,599,513
Goodrich Corp.	21,809	1,401,228
		5,000,741

	Shares	Value
Road & Rail—6.8%
Norfolk Southern Corp.	42,359	$2,220,459
Union Pacific Corp.	66,404	4,243,215
		6,463,674
Information Technology—28.1%
Communications Equipment—3.2%
QUALCOMM, Inc.	65,339	3,022,582
Computers & Peripherals—8.2%
Apple, Inc. (a)	22,037	4,646,722
International Business Machines Corp.	24,294	3,180,085
		7,826,807
Internet Software & Services—9.8%
Baidu, Inc., ADR (a)	7,178	2,951,809
Google, Inc., Class A (a)	10,298	6,384,554
		9,336,363
IT Services—5.4%
MasterCard, Inc., Class A	9,092	2,327,370
Visa, Inc., Class A	31,539	2,758,401
		5,085,771
Software—1.5%
Adobe Systems, Inc. (a)	38,727	1,424,379
Materials—10.7%
Chemicals—6.7%
Dow Chemical Co.	186,257	5,146,281
Potash Corp. of Saskatchewan, Inc.	11,232	1,218,672
		6,364,953
Metals & Mining—4.0%
BHP Billiton PLC, ADR	59,035	3,769,385
Total Common Stocks (cost of $73,883,490)		93,358,511
	Par
SHORT-TERM OBLIGATION—2.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 06/15/12, market value $1,970,063 (repurchase proceeds $1,931,000)	$1,931,000	1,931,000
Total Short-Term Obligation (cost of $1,931,000)		1,931,000
Total Investments—100.3% (cost of $75,814,490) (b)		95,289,511
Other Assets & Liabilities, Net—(0.3)%		(265,681)
Net Assets—100.0%		$95,023,830

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $77,757,444.

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

The following table summarizes the inputs used, as of December 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$93,358,511	$—	$—	$93,358,511
Total Short-Term Obligation	—	1,931,000	—	1,931,000
Total Investments	$93,358,511	$1,931,000	$—	$95,289,511

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	28.1
Financials	19.7
Health Care	13.1
Industrials	12.1
Materials	10.7
Energy	7.9
Consumer Discretionary	6.7
98.3
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(0.3)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$75,814,490
Investments, at value	$95,289,511
Cash	685
Receivable for:
Investments sold	193,756
Fund shares sold	206
Dividends	104,044
Expense reimbursement due from investment advisor	20,123
Trustees' deferred compensation plan	41,233
Prepaid expenses	1,472
Total Assets	95,651,030
Liabilities
Payable for:
Investments purchased	207,199
Fund shares repurchased	196,278
Investment advisory fee	59,936
Administration fee	14,281
Transfer agent fee	24
Trustees' fees	42,406
Pricing and bookkeeping fees	4,644
Audit fee	34,575
Custody fee	1,568
Distribution fees — Class B	2
Chief compliance officer expenses	159
Trustees' deferred compensation plan	41,233
Other liabilities	24,895
Total Liabilities	627,200
Net Assets	$95,023,830
Net Assets Consist of
Paid-in capital	$88,470,981
Undistributed net investment income	355,531
Accumulated net realized loss	(13,277,703)
Net unrealized appreciation on investments	19,475,021
Net Assets	$95,023,830
Class A
Net assets	$95,014,567
Shares outstanding	6,608,348
Net asset value per share	$14.38
Class B
Net assets	$9,263
Shares outstanding	646
Net asset value and offering price per share	$14.34

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico Focused Equities Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$1,367,004
Interest	3,292
Foreign taxes withheld	(14,242)
Total Investment Income	1,356,054
Expenses
Investment advisory fee	651,496
Administration fee	151,281
Distribution fees — Class B	19
Transfer agent fee	196
Pricing and bookkeeping fees	54,907
Trustees' fees	24,184
Custody fee	9,235
Audit fee	44,579
Legal fees	53,217
Reports to shareholders	46,015
Chief compliance officer expenses	627
Other expenses	5,218
Total Expenses	1,040,974
Fees waived or expenses reimbursed by investment advisor	(68,502)
Custody earnings credit	(2)
Net Expenses	972,470
Net Investment Income	383,584
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(1,460,375)
Foreign currency transactions	(37)
Net realized loss	(1,460,412)
Net change in unrealized appreciation (depreciation) on investments	23,219,796
Net Gain	21,759,384
Net Increase Resulting from Operations	$22,142,968

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico Focused Equities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income	$383,584	$589,892
Net realized loss on investments and foreign currency transactions	(1,460,412)	(11,671,067)
Net change in unrealized appreciation (depreciation) on investments	23,219,796	(61,859,987)
Net increase (decrease) resulting from operations	22,142,968	(72,941,162)
Distributions to Shareholders
From net investment income:
Class A	(567,535)	(146,041)
Class B	(23)	—
From net realized gains:
Class A	—	(24,110,803)
Class B	—	(1,667)
Total distributions to shareholders	(567,558)	(24,258,511)
Net Capital Stock Transactions	(18,680,191)	(9,892,984)
Total increase (decrease) in net assets	2,895,219	(107,092,657)
Net Assets
Beginning of period	92,128,611	199,221,268
End of period	$95,023,830	$92,128,611
Undistributed net investment income at end of period	$355,531	$539,542
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	158,721	$1,667,648	298,150	$4,373,837
Distributions reinvested	47,692	567,535	1,509,449	24,256,844
Redemptions	(1,789,492)	(20,915,397)	(2,326,908)	(38,525,332)
Net decrease	(1,583,079)	(18,680,214)	(519,309)	(9,894,651)
Class B
Distributions reinvested	2	23	104	1,667
Net increase	2	23	104	1,667

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico Focused Equities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009		2008		2007	2006(a)(b)		2005
Net Asset Value, Beginning of Period	$11.25		$22.87		$20.16	$18.62		$16.89
Income from Investment Operations:
Net investment income (loss) (c)	0.05		0.07		(0.03)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	3.16		(8.58)		2.76	1.52		1.75
Total from investment operations	3.21		(8.51)		2.73	1.54		1.73
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.02)		(0.02)	—		—
From net realized gains	—		(3.09)		—	—		—
Total distributions to shareholders	(0.08)		(3.11)		(0.02)	—		—
Net Asset Value, End of Period	$14.38		$11.25		$22.87	$20.16		$18.62
Total return (d)	28.67	%(e)	(41.30	)%(e)	13.57%	8.27	%(e)	10.24	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.10%		1.09%		1.06%	1.05%		1.05%
Waiver/Reimbursement	0.08%		0.01%		—	0.18%		0.25%
Net investment income (loss) (f)	0.44%		0.41%		(0.16)%	0.12%		(0.10)%
Portfolio turnover rate	72%		78%		62%	67%		68%
Net assets, end of period (000s)	$95,015		$92,121		$199,209	$206,896		$205,892

(a)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico Focused Equities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,					Period Ended December 31,
	2009		2008		2007	2006(a)(b)
Net Asset Value, Beginning of Period	$11.20		$22.83		$20.15	$18.50
Income from Investment Operations:
Net investment income (loss) (c)	0.02		0.03		(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	3.16		(8.57)		2.76	1.63
Total from investment operations	3.18		(8.54)		2.68	1.65
Less Distributions to Shareholders:
From net investment income	(0.04)		—		—	—
From net realized gains	—		(3.09)		—	—
Total distributions to shareholders	(0.04)		(3.09)		—	—
Net Asset Value, End of Period	$14.34		$11.20		$22.83	$20.15
Total return (d)	28.42	%(e)	(41.49	)%(e)	13.30%	8.92	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.35%		1.34%		1.31%	1.37	%(h)
Waiver/Reimbursement	0.08%		0.01%		—	—	%(h)(i)
Net investment income (loss) (g)	0.19%		0.15%		(0.39)%	0.39	%(h)
Portfolio turnover rate	72%		78%		62%	67	%(f)
Net assets, end of period (000s)	$9		$7		$12	$11

(a)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006, which had an impact of 0.02%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Marsico Focused Equities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a non-diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

11

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax

12

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(37)	$36	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$567,558	$1,774,692
Long-Term Capital Gains	—	22,483,819

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$355,531	$—	$17,532,067

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$18,900,061
Unrealized depreciation	(1,367,994)
Net unrealized appreciation	$17,532,067

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$4,711,210
2017	6,623,538
$11,334,748

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive its advisory fees through April 30, 2010. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the

13

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

* For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Sub-Advisory Fee—Marsico has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Marsico is entitled to receive a monthly sub-advisory fee at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

* For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico the monthly sub-advisory fee to which Marsico is entitled.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2010, the annual rate will change to $22.36 per account. The Transfer

14

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of BofA Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009, were as follows:

Broker	Amount
Merrill Lynch*	$3,181

* Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of BOA and an affiliate of Columbia.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $60,844,658 and $79,454,296, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In

15

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 93.8% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Non-Diversified Mutual Fund Risk—The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On

16

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2009

December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit and the United States Supreme Court denied a petition for certiorari filed by the plaintiff with respect to the Fourth Circuit's decision.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Marsico Focused Equities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

18

Federal Income Tax Information (Unaudited)

Columbia Marsico Focused Equities Fund, Variable Series

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

19

Fund Governance

Columbia Marsico Focused Equities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 64; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 64; Board Member – Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director – Renaissance Reinsurance Ltd; Director – Penn Mutual Life Insurance Company; Director – Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Columbia Marsico Focused Equities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia Marsico Focused Equities Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment

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professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital and MacKay Shields. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and/or Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a

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comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

Columbia Marsico 21st Century Fund, Variable Series—The Board engaged in further review of Columbia Marsico 21st Century Fund, Variable Series because its Actual Management Rate and total expense ratio were above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, recent improvements in the Fund's total expense rankings, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's

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performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Focused Equities Fund, Variable Series—The Board engaged in further review of Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Growth Fund, Variable Series—The Board engaged in further review of Columbia Marsico Growth Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico International Opportunities Fund, Variable Series—The Board engaged in further review of Columbia Marsico International Opportunities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ...using...an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of

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the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

28

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

29

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico Focused Equities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30138-1209 (02/10) 10-102951

Columbia Marsico Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2009 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

Columbia Marsico Growth Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico has managed the fund since the fund's inception.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class A shares recorded a total return that was in line with its benchmark, the S&P 500 Index,1 but trailed the average return of the funds in its peer group, the Lipper VUF Large-Cap Growth Funds Classification2. Strong stock selection in the energy and materials sectors benefited fund returns. The fund's positioning in the financials sector, specifically an overweight in banks, detracted from performance, as did stock selection in the consumer discretionary sector.

Positive contributors to performance

The information technology and materials sectors were the strongest-performing sectors in the benchmark. We increased the fund's allocation to technology during the period, and the fund's overweight relative to the benchmark in both technology and materials benefited performance. Strong stock selection in both sectors further bolstered results. Apple (4.8% of net assets), the producer of the iPhone, iPod, iTunes and Mac computers, and also the fund's largest holding at year end, was the fund's best-performing individual holding. Internet services provider Google (4.7% of net assets), one of the fund's largest holdings, and financial transactions processors Visa and Mastercard (2.9% and 2.6% of net assets, respectively) also recorded strong gains that surpassed that of the benchmark.

Stock selection in the energy sector was strong. Transocean (3.8% of net assets), a deep-sea drilling operator headquartered in Switzerland, and Brazilian oil producer Petrobras (3.0% of net assets) were good performers and had a positive impact on fund results. Within the materials sector, Dow Chemical (3.4% of net assets) and diversified natural resources company BHP Billiton (3.2% of net assets) appreciated sharply. Additionally, agricultural products firm Monsanto had a strong gain prior to being sold from the portfolio.

The financials sector produced two of the fund's strongest performing stocks for the period: Goldman Sachs Group and JPMorgan Chase (3.0% and 2.7% of net assets, respectively), both leading global financial services firms.

Consumer discretionary, banks and cash hampered performance

Stock selection in the consumer discretionary sector was the main area of weak performance for the fund. Restaurant operator McDonald's (4.0% of net assets) and retailer Lowe's had returns significantly below that of the benchmark. We sold a portion of the fund's stake in McDonald's and its entire position in Lowe's. Hotel/casino operator Las Vegas Sands was also sold from the portfolio early in the reporting period following a negative return. We viewed its balance sheet as less healthy than that of Wynn Resorts (0.4% of net assets), also a hotel/casino holding. The banking industry was a weak performer within the financials sector and the benchmark. Thus, the fund's overweight position in banks hurt performance. During the reporting period, the fund had a slightly higher-than-normal cash position – approximately 10% of average net assets. This cash position proved a drag on performance given the stock market's strong return during the period. By December 31, however, the fund's cash position had been reduced to less than 7% of net assets.

Looking ahead

Going into 2010, the fund emphasizes investments in technology, which was raised to an overweight relative to the benchmark, consumer discretionary, financials and materials. It has no exposure to the consumer staples or utilities sectors.

Effective February 1, 2010, Douglas Rao will be joining Thomas Marsico as a co-manager of Columbia Marsico Growth Fund, Variable Series.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Growth securities typically trade at a higher multiple of earnings than other types of securities and the prices of growth securities may be more sensitive to changes in current or expected earnings than the prices of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and my be out of favor with investors for varying periods of time.

International investing may involve special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (03/27/98)	26.66	0.54	-0.86
Class B (10/02/06)	26.32	0.36	-0.95
S&P 500 Index	26.46	0.42	-0.95

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	13.45	16.91
Class B	13.43	16.93

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	0.96
Class B	1.21

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares shown for the periods prior to October 2, 2006 would be lower.

2

Understanding Your Expenses

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,220.40	1,020.57	5.15	4.69	0.92
Class B	1,000.00	1,000.00	1,218.80	1,019.31	6.54	5.96	1.17

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—93.5%
Consumer Discretionary—15.3%
Hotels, Restaurants & Leisure—6.6%
McDonald's Corp.	1,416,892	$88,470,736
Starwood Hotels & Resorts Worldwide, Inc.	1,313,203	48,023,834
Wynn Resorts Ltd. (a)	166,073	9,670,431
		146,165,001
Internet & Catalog Retail—3.5%
Amazon.com, Inc. (a)	453,066	60,946,438
priceline.com, Inc. (a)	74,943	16,375,046
		77,321,484
Media—1.2%
DIRECTV, Class A (a)	789,235	26,320,987
Multiline Retail—0.7%
Nordstrom, Inc.	404,871	15,215,052
Specialty Retail—0.9%
Advance Auto Parts, Inc.	504,450	20,420,136
Textiles, Apparel & Luxury Goods—2.4%
NIKE, Inc., Class B	784,669	51,843,081
Energy—9.5%
Energy Equipment & Services—4.7%
National-Oilwell Varco, Inc.	432,500	19,068,925
Transocean Ltd. (a)	1,017,791	84,273,095
		103,342,020
Oil, Gas & Consumable Fuels—4.8%
EOG Resources, Inc.	426,513	41,499,715
Petroleo Brasileiro SA, ADR	1,375,354	65,576,879
		107,076,594
Financials—14.0%
Capital Markets—3.0%
Goldman Sachs Group, Inc.	399,448	67,442,800
Commercial Banks—6.6%
HSBC Holdings PLC, ADR	771,800	44,062,062
U.S. Bancorp	1,433,266	32,262,818
Wells Fargo & Co.	2,572,958	69,444,136
		145,769,016
Consumer Finance—1.7%
American Express Co.	922,220	37,368,355
Diversified Financial Services—2.7%
JPMorgan Chase & Co.	1,438,690	59,950,212
Health Care—9.3%
Biotechnology—1.9%
Gilead Sciences, Inc. (a)	957,953	41,460,206
Pharmaceuticals—7.4%
Abbott Laboratories	1,271,585	68,652,874
Johnson & Johnson	730,814	47,071,730
Merck & Co., Inc.	1,344,059	49,111,916
		164,836,520

	Shares	Value
Industrials—7.0%
Aerospace & Defense—1.7%
General Dynamics Corp.	554,649	$37,810,422
Road & Rail—5.3%
Norfolk Southern Corp.	680,189	35,655,508
Union Pacific Corp.	1,266,807	80,948,967
		116,604,475
Information Technology—26.0%
Communications Equipment—3.1%
QUALCOMM, Inc.	1,467,554	67,889,048
Computers & Peripherals—7.9%
Apple, Inc. (a)	503,091	106,081,768
International Business Machines Corp.	522,578	68,405,460
		174,487,228
Internet Software & Services—8.2%
Baidu, Inc., ADR (a)	140,905	57,944,363
Google, Inc., Class A (a)	166,488	103,219,230
Yahoo!, Inc. (a)	1,171,976	19,665,758
		180,829,351
IT Services—5.5%
MasterCard, Inc., Class A	225,693	57,772,894
Visa, Inc., Class A	725,252	63,430,540
		121,203,434
Software—1.3%
Adobe Systems, Inc. (a)	815,365	29,989,125
Materials—10.8%
Chemicals—7.6%
Air Products & Chemicals, Inc.	210,848	17,091,339
Dow Chemical Co.	2,683,585	74,147,454
Potash Corp. of Saskatchewan, Inc.	232,474	25,223,429
PPG Industries, Inc.	522,132	30,565,607
Praxair, Inc.	271,324	21,790,030
		168,817,859
Metals & Mining—3.2%
BHP Billiton PLC, ADR	1,101,967	70,360,593
Telecommunication Services—1.6%
Wireless Telecommunication Services—1.6%
American Tower Corp., Class A (a)	827,454	35,754,287
Total Common Stocks (cost of $1,664,593,360)		2,068,277,286
PREFERRED STOCK—0.3%
Financials—0.3%
Commercial Banks—0.3%
Wells Fargo & Co., Series J, 8.000%	245,950	6,320,915
Total Preferred Stock (cost of $4,662,930)		6,320,915

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

	Par	Value
SHORT-TERM OBLIGATION—6.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by U.S. Government Agency obligations with various maturities to 06/15/12, market value $140,948,806 (repurchase proceeds $138,185,000)	$138,185,000	$138,185,000
Total Short-Term Obligation (cost of $138,185,000)		138,185,000
Total Investments—100.0% (cost of $1,807,441,290) (b)		2,212,783,201
Other Assets & Liabilities, Net—(0.0)%		(37,071)
Net Assets—100.0%		$2,212,746,130

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,851,860,048.

The following table summarizes the inputs used, as of December 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,068,277,286	$—	$—	$2,068,277,286
Total Preferred Stock	6,320,915	—	—	6,320,915
Total Short-Term Obligation	—	138,185,000	—	138,185,000
Total Investments	$2,074,598,201	$138,185,000	$—	$2,212,783,201

The following table reconciles asset balances for the year ended December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Common Stocks	$45	$—	$459	$—	$(459)	$(45)	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at December 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	26.0
Consumer Discretionary	15.3
Financials	14.3
Materials	10.8
Energy	9.5
Health Care	9.3
Industrials	7.0
Telecommunication Services	1.6
	93.8
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	0.0	*
	100.0

*Rounds to less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$1,807,441,290
Investments, at value	$2,212,783,201
Cash	991
Receivable for:
Investments sold	2,729,632
Fund shares sold	16,476
Dividends	2,477,098
Trustees' deferred compensation plan	54,205
Prepaid expenses	32,882
Total Assets	2,218,094,485
Liabilities
Payable for:
Investments purchased	2,491,572
Fund shares repurchased	986,041
Investment advisory fee	1,268,799
Administration fee	414,650
Pricing and bookkeeping fees	11,990
Transfer agent fee	56
Trustees' fees	56,250
Audit fee	34,575
Legal fee	11,950
Custody fee	2,340
Distribution fees — Class B	4,918
Chief compliance officer expenses	348
Reports to shareholders	8,374
Trustees' deferred compensation plan	54,205
Other liabilities	2,287
Total Liabilities	5,348,355
Net Assets	$2,212,746,130
Net Assets Consist of
Paid-in capital	$2,255,675,080
Undistributed net investment income	1,090,377
Accumulated net realized loss	(449,361,238)
Net unrealized appreciation on investments	405,341,911
Net Assets	$2,212,746,130
Class A
Net assets	$2,188,366,532
Shares outstanding	129,443,833
Net asset value per share	$16.91
Class B
Net assets	$24,379,598
Shares outstanding	1,440,135
Net asset value per share	$16.93

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico Growth Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$24,605,337
Interest	184,789
Foreign taxes withheld	(437,464)
Total Investment Income	24,352,662
Expenses
Investment advisory fee	11,372,244
Administration fee	3,708,502
Distribution fees — Class B	43,491
Transfer agent fee	444
Pricing and bookkeeping fees	143,840
Trustees' fees	17,126
Custody fee	33,143
Audit fee	44,480
Legal fees	38,542
Reports to shareholders	178,088
Chief compliance officer expenses	1,130
Other expenses	38,766
Total Expenses	15,619,796
Custody earnings credit	(17)
Net Expenses	15,619,779
Net Investment Income	8,732,883
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(153,000,280)
Foreign currency transactions	(886)
Net realized loss	(153,001,166)
Net change in unrealized appreciation (depreciation) on investments	600,759,544
Net Gain	447,758,378
Net Increase Resulting from Operations	$456,491,261

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income	$8,732,883	$6,889,971
Net realized loss on investments and foreign currency transactions	(153,001,166)	(273,154,993)
Net change in unrealized appreciation (depreciation) on investments	600,759,544	(416,940,490)
Net increase (decrease) resulting from operations	456,491,261	(683,205,512)
Distributions to Shareholders
From net investment income:
Class A	(14,518,763)	(4,699,036)
Class B	(44,867)	(4,646)
Total distributions to shareholders	(14,563,630)	(4,703,682)
Net Capital Stock Transactions	498,813,654	618,011,217
Total increase (decrease) in net assets	940,741,285	(69,897,977)
Net Assets
Beginning of period	1,272,004,845	1,341,902,822
End of period	$2,212,746,130	$1,272,004,845
Undistributed net investment income at end of period	$1,090,377	$6,922,007

Capital Stock Activity
	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	41,037,419	$568,561,605	35,955,777	$647,720,202
Distributions reinvested	945,257	14,518,763	247,317	4,699,036
Redemptions	(6,224,333)	(92,180,896)	(2,398,240)	(43,651,521)
Net increase	35,758,343	490,899,472	33,804,854	608,767,717
Class B
Subscriptions	678,262	9,601,344	550,817	9,893,036
Distributions reinvested	2,818	44,867	245	4,646
Redemptions	(114,014)	(1,732,029)	(39,701)	(654,182)
Net increase	567,066	7,914,182	511,361	9,243,500

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008		2007	2006(a)(b)		2005
Net Asset Value, Beginning of Period	$13.45	$22.28		$18.98	$17.89		$16.65
Income from Investment Operations:
Net investment income (loss) (c)	0.08	0.09		0.11	0.04		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	3.49	(8.86)		3.21	1.05		1.27
Total from investment operations	3.57	(8.77)		3.32	1.09		1.24
Less Distributions to Shareholders:
From net investment income	(0.11)	(0.06)		(0.02)	—		—
Net Asset Value, End of Period	$16.91	$13.45		$22.28	$18.98		$17.89
Total return (d)	26.66%	(39.45	)%(e)	17.48%	6.09	%(e)	7.45	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.93%	0.95%		0.99%	1.01%		1.09%
Waiver/Reimbursement	—	0.01%		—	0.15%		0.25%
Net investment income (loss) (f)	0.52%	0.50%		0.51%	0.21%		(0.15)%
Portfolio turnover rate	62%	70%		53%	54%		69%
Net assets, end of period (000s)	$2,188,367	$1,260,278		$1,333,860	$519,349		$172,227

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01% except for the year ended December 31, 2006 which had an impact of 0.05%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,				Period Ended December 31,
	2009	2008		2007	2006 (a)(b)
Net Asset Value, Beginning of Period	$13.43	$22.24		$18.98	$17.76
Income from Investment Operations:
Net investment income (c)	0.04	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	3.49	(8.85)		3.18	1.21
Total from investment operations	3.53	(8.80)		3.26	1.22
Less Distributions to Shareholders:
From net investment income	(0.03)	(0.01)		—	—
Net Asset Value, End of Period	$16.93	$13.43		$22.24	$18.98
Total return (d)	26.32%	(39.59	)%(e)	17.18%	6.87	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.18%	1.20%		1.24%	1.26	%(h)
Waiver/Reimbursement	—	0.01%		—	—	%(h)(i)
Net investment income (g)	0.27%	0.26%		0.39%	0.46	%(h)
Portfolio turnover rate	62%	70%		53%	54	%(f)
Net assets, end of period (000s)	$24,380	$11,726		$8,043	$11

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had an impact of 0.18%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Marsico Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may

11

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the

12

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclasses and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(883)	$2,839,419	$(2,838,536)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$14,563,630	$4,703,682
Long-Term Capital Gains	$—	$—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,090,379	$—	$360,923,153

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$395,847,009
Unrealized depreciation	(34,923,856)
Net unrealized appreciation	$360,923,153

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$7,897,511
2011	192,915
2016	222,736,925
2017	174,058,382
$404,885,733

Capital loss carryforwards of $2,838,533 expired during the year ended December 31, 2009. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $56,747 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.68% of the Fund's average daily net assets.

13

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive its advisory fees through April 30, 2010. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Sub-Advisory Fee—Marsico has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Marsico is entitled to receive a monthly sub-advisory fee at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico the monthly sub-advisory fee to which Marsico is entitled.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of

14

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2010, the annual rate will change to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of BofA Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009, were as follows:

Broker	Amount
Merrill Lynch*	$71,565

*  Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of BOA and an affiliate of Columbia.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,500,732,019 and $923,327,137, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate

15

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 94.9% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation—In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the

16

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2009

MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit and the United States Supreme Court denied a petition for certiorari filed by the plaintiff with respect to the Fourth Circuit's decision.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Marsico Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

18

Federal Income Tax Information (Unaudited)

Columbia Marsico Growth Fund, Variable Series

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

19

Fund Governance

Columbia Marsico Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 64; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 64; Board Member – Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director – Renaissance Reinsurance Ltd; Director – Penn Mutual Life Insurance Company; Director – Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

20

Fund Governance (continued)

Columbia Marsico Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

21

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia Marsico Growth Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment

22

professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital and MacKay Shields. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and/or Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a

23

comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

Columbia Marsico 21st Century Fund, Variable Series—The Board engaged in further review of Columbia Marsico 21st Century Fund, Variable Series because its Actual Management Rate and total expense ratio were above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, recent improvements in the Fund's total expense rankings, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's

24

performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Focused Equities Fund, Variable Series—The Board engaged in further review of Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Growth Fund, Variable Series—The Board engaged in further review of Columbia Marsico Growth Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico International Opportunities Fund, Variable Series—The Board engaged in further review of Columbia Marsico International Opportunities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

25

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the

27

one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

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G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

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c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30139-1209 (02/10) 10-102956

Columbia Marsico International
Opportunities Fund, Variable Series

Columbia Funds Variable Insurance Trust I

2009 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

Columbia Marsico International Opportunities Fund, Variable Series seeks long-term growth of capital.

James G. Gendelman has managed the fund since August 2000.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class B shares outperformed its benchmark, the MSCI EAFE Index1, and performed generally in line with the average return of the funds in its peer group, the Lipper VUF International Growth Funds Classification.2 The fund's outperformance relative to the benchmark was primarily due to favorable stock selection across a number of sectors, including energy, financials, information technology and consumer staples. Stock selection in the materials sector detracted from performance as did currency fluctuations.

Stock selection aided relative results

Fund performance benefited from a number of strong individual stock returns. In the energy area, Transocean (3.1% of net assets), a deep-sea drilling operator headquartered in Switzerland and one of the fund's largest holdings, and Brazilian oil producer Petrobras (Petroleo Brasileiro SA, 1.5% of net assets) aided results. Several information technology firms posted strong gains, including Taiwan-based Hon Hai Precision Industry (1.7% of net assets), which manufactures electronics and computer components, and Taiwan Semiconductor Manufacturing, which was sold during the period. Consumer products companies Anheuser-Busch InBev (2.9% of net assets) and Reckitt Benckiser Group (1.1% of net assets), which makes household, health and personal care products, turned in strong performances as well. A number of banks were among the fund's best-performing financials sector holdings, including Credit Suisse Group (3.2% of net assets), Brazil-based Itau Unibanco (1.1% of net assets) and India-headquartered ICICI Bank (2.0% of net assets). Real estate firm CapitaLand (2.0% of net assets), located in Singapore, was also a strong financial performer. Two automakers, Daimler (3.8% of net assets), the largest fund holding at year-end, and Honda Motor (1.0% of net assets) added to results, as did Brazil homebuilder Gafisa (1.5% of net assets). At a sector level, the utilities sector was the weakest performing area in the benchmark, and the fund's avoidance of utilities aided relative results.

Disappointment in the materials sector and stock selection elsewhere in the portfolio

The materials sector was decisively the strongest performing sector within the benchmark index. However, the fund's materials holdings performance fell short of the benchmark sector's return due to stock selection, which had a negative impact on the fund's relative performance.

Several individual stocks also had disappointing returns. Among the largest detractors from performance were video game maker Nintendo (0.6% of net assets) and Japan-based Mizuho Financial Group (1.1% of net assets). Several stocks that were sold during the period also hurt performance, including Swiss pharmaceutical firm Roche Holding, telecommunication equipment provider Nokia and JCDecaux, an advertising service provider based in France.

Fluctuations in world currencies can have an impact on fund performance. In this reporting period, the U.S. dollar generally weakened relative to other world currencies. The Australian dollar and British pound, in particular, appreciated substantially against the U.S. dollar. The fund had little exposure to firms with securities denominated in those two currencies, which hurt fund performance. It also held a number of U.S. dollar-denominated stocks, plus a U.S. dollar cash and cash equivalents position, both of which curtailed fund results.

Looking ahead

As of December 31, 2009, the fund's country weights emphasized Switzerland, Germany, Brazil, the United Kingdom, Japan, France and Spain. The fund emphasized the financials, consumer discretionary, materials, industrials, health care and consumer staples sectors.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potentially confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is less focused.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

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Performance Information

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and / or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class B (03/27/98)	37.95	4.61	3.47
MSCI EAFE Index	31.78	3.54	1.17

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class B	10.45	14.15

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*

Class B	1.39

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class B shares of the fund with the index. The returns for the index and Class B shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

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Understanding Your Expenses

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
	1,000.00	1,000.00	1,186.40	1,019.26	6.50	6.01	1.18

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Investment Portfolio

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—97.8%
Consumer Discretionary—14.8%
Automobiles—6.3%
Daimler AG, Registered Shares	166,344	$8,887,260
Fiat SpA (a)	247,375	3,600,245
Honda Motor Co., Ltd.	68,300	2,309,364
		14,796,869
Distributors—0.5%
China Resources Enterprise Ltd.	342,000	1,241,372
Hotels, Restaurants & Leisure—2.5%
Accor SA	25,233	1,370,753
Compass Group PLC	313,110	2,236,308
Ctrip.com International Ltd., ADR (a)	31,200	2,242,032
		5,849,093
Household Durables—4.0%
Cyrela Brazil Realty SA	256,800	3,559,148
Gafisa SA	219,832	3,564,308
PDG Realty SA Empreendimentos e Participacoes	232,100	2,277,608
		9,401,064
Media—0.5%
Publicis Groupe SA	28,375	1,151,085
Specialty Retail—1.0%
Esprit Holdings Ltd.	7,694	50,638
Inditex SA	36,200	2,243,085
		2,293,723
Consumer Staples—9.7%
Beverages—2.9%
Anheuser-Busch InBev NV	130,768	6,756,011
Food & Staples Retailing—3.4%
FamilyMart Co., Ltd.	73,900	2,177,941
Metro AG	57,184	3,485,549
Tesco PLC	339,061	2,329,625
		7,993,115
Food Products—2.4%
Chaoda Modern Agriculture Holdings, Ltd.	46,000	48,930
JBS SA	267,900	1,419,944
Nestle SA, Registered Shares	87,518	4,251,869
		5,720,743
Household Products—1.0%
Reckitt Benckiser Group PLC	45,389	2,459,078
Energy—8.9%
Energy Equipment & Services—3.0%
Transocean Ltd. (a)	86,757	7,183,480
Oil, Gas & Consumable Fuels—5.9%
CNOOC Ltd.	1,531,200	2,379,947
OGX Petroleo e Gas Participacoes SA	450,000	4,398,958

	Shares	Value
Petroleo Brasileiro SA, ADR	71,653	$3,416,415
Reliance Industries Ltd., GDR (b)	77,850	3,620,025
		13,815,345
Financials—20.1%
Capital Markets—4.9%
Credit Suisse Group AG, Registered Shares	152,279	7,499,914
Daiwa Securities Group, Inc.	468,000	2,346,189
Julius Baer Group Ltd.	49,791	1,738,979
		11,585,082
Commercial Banks—10.6%
Banco Bilbao Vizcaya Argentaria SA	129,395	2,343,905
BNP Paribas	28,794	2,272,239
HSBC Holdings PLC	719,187	8,207,601
ICICI Bank Ltd., ADR	126,351	4,764,696
Itau Unibanco Holding SA, ADR	111,274	2,541,498
Mizuho Financial Group, Inc.	1,399,500	2,504,154
Standard Chartered PLC	94,084	2,356,106
		24,990,199
Real Estate Management & Development—4.6%
CapitaLand Ltd.	1,605,000	4,753,968
Cheung Kong Holdings Ltd.	372,000	4,789,446
Hang Lung Properties Ltd.	313,000	1,222,880
		10,766,294
Health Care—10.2%
Biotechnology—2.1%
Actelion Ltd., Registered Shares (a)	19,674	1,050,768
CSL Ltd.	132,956	3,867,964
		4,918,732
Health Care Equipment & Supplies—1.0%
Covidien PLC	52,000	2,490,280
Life Sciences Tools & Services—1.2%
Lonza Group AG, Registered Shares	39,806	2,791,647
Pharmaceuticals—5.9%
Novartis AG, Registered Shares	107,735	5,869,643
Novo-Nordisk A/S, Class B	78,397	5,016,060
Teva Pharmaceutical Industries Ltd., ADR	53,065	2,981,192
		13,866,895
Industrials—10.2%
Building Products—1.0%
Daikin Industries Ltd.	58,568	2,285,779
Electrical Equipment—6.0%
ABB Ltd., Registered Shares (a)	135,163	2,585,044
Alstom SA	58,992	4,098,674
Schneider Electric SA	38,258	4,432,262
Vestas Wind Systems A/S (a)	51,195	3,132,480
		14,248,460

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

	Shares	Value
Road & Rail—0.5%
Canadian National Railway Co.	21,573	$1,172,707
Trading Companies & Distributors—2.7%
Marubeni Corp.	933,000	5,079,227
Noble Group Ltd.	532,000	1,218,867
		6,298,094
Information Technology—9.6%
Communications Equipment—0.5%
Research In Motion Ltd. (a)	17,518	1,183,166
Electronic Equipment, Instruments & Components—1.7%
HON HAI Precision Industry Co., Ltd.	834,617	3,926,211
Internet Software & Services—1.6%
Baidu, Inc., ADR (a)	5,456	2,243,671
Tencent Holdings Ltd.	72,500	1,564,404
		3,808,075
Semiconductors & Semiconductor Equipment—3.4%
ASML Holding NV	84,704	2,881,035
Infineon Technologies AG (a)	709,640	3,917,616
Sumco Corp.	68,300	1,201,335
		7,999,986
Software—2.4%
Autonomy Corp. PLC (a)	103,634	2,526,803
Longtop Financial Technologies Ltd., ADR (a)	44,618	1,651,759
Nintendo Co., Ltd.	5,800	1,374,984
		5,553,546
Materials—10.8%
Chemicals—6.6%
Akzo Nobel NV	54,272	3,577,213
BASF SE	131,252	8,141,096
Novozymes A/S, Class B	13,322	1,381,354
Syngenta AG, Registered Shares	8,501	2,382,126
		15,481,789
Construction Materials—1.6%
Cemex SA de CV, ADR, COP (a)	306,388	3,621,506
Metals & Mining—2.6%
ThyssenKrupp AG	70,316	2,648,237
Vale SA, ADR	122,200	3,547,466
		6,195,703
Telecommunication Services—3.5%
Diversified Telecommunication Services—3.5%
Telefonica SA	292,446	8,150,923
Total Common Stocks (cost of $181,982,828)		229,996,052

	Shares	Value
RIGHTS—0.0%
Consumer Staples—0.0%
Food Products—0.0%
JBS SA Expires 01/29/10 (a)	384	$—
Total Rights (cost of $—)		—
	Par
SHORT-TERM OBLIGATION—3.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 01/15/13, market value $9,078,000 (repurchase proceeds $8,896,000)	$8,896,000	8,896,000
Total Short-Term Obligation (cost of $8,896,000)		8,896,000
Total Investments—101.6% (cost of $190,878,828) (c)		238,892,052
Other Assets & Liabilities, Net—(1.6)%		(3,764,612)
Net Assets—100.0%		$235,127,440

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of this security, which is not illiquid, amounted to $3,620,025, which represents 1.5% of net assets.

(c)  Cost for federal income tax purposes is $207,116,349.

The following table summarizes the inputs used, as of December 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$2,242,032	$32,491,174	$—	$34,733,206
Consumer Staples	—	22,928,947	—	22,928,947
Energy	14,219,920	6,778,905	—	20,998,825
Financials	7,306,194	40,035,381	—	47,341,575
Health Care	5,471,472	18,596,082	—	24,067,554
Industrials	1,172,707	22,832,333	—	24,005,040
Information Technology	5,078,596	17,392,388	—	22,470,984
Materials	7,168,972	18,130,026	—	25,298,998
Telecommunication Services	—	8,150,923	—	8,150,923
Total Common Stocks	42,659,893	187,336,159	—	229,996,052
Total Rights	—	—	—	—
Total Short-Term Obligation	—	8,896,000	—	8,896,000
Total Investments	$42,659,893	$196,232,159	$—	$238,892,052

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

The following table reconciles asset balances for the year ended December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Common Stocks Financials	$2,351,252	$—	$(2,946,249)	$645,316	$2,453,835	$(2,504,154)	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at December 31, 2009:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Switzerland	$35,353,470	14.8
Germany	27,079,759	11.3
Brazil	24,725,345	10.4
United Kingdom	20,115,521	8.4
Japan	19,278,972	8.1
France	13,325,012	5.6
Spain	12,737,913	5.3
China	11,372,114	4.8
Denmark	9,529,894	4.0
United States*	8,896,000	3.7
India	8,384,721	3.5
Hong Kong	7,281,832	3.1
Belgium	6,756,011	2.8
Netherland	6,458,248	2.7
Singapore	4,753,968	2.0
Taiwan	3,926,211	1.7
Australia	3,867,964	1.6
Mexico	3,621,506	1.5
Italy	3,600,245	1.5
Israel	2,981,192	1.2
Ireland	2,490,280	1.0
Canada	2,355,874	1.0
	$238,892,052	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$190,878,828
Investments, at value	$238,892,052
Cash	4,108
Foreign currency (cost of $13,690)	13,691
Receivable for:
Investments sold	125,001
Fund shares sold	12,388
Dividends	104,521
Foreign tax reclaims	116,830
Trustees' deferred compensation plan	41,259
Prepaid expenses	3,614
Total Assets	239,313,464
Liabilities
Payable for:
Investments purchased	3,712,418
Fund shares repurchased	50,798
Investment advisory fee	160,348
Administration fee	37,198
Pricing and bookkeeping fees	6,387
Transfer agent fee	40
Trustees' fees	42,386
Custody fee	4,575
Distribution fees	47,811
Chief compliance officer expenses	178
Reports to shareholders	39,336
Trustees' deferred compensation plan	41,259
Other liabilities	43,290
Total Liabilities	4,186,024
Net Assets	$235,127,440
Net Assets Consist of
Paid-in capital	$312,714,907
Overdistributed net investment income	(155,231)
Accumulated net realized loss	(125,456,257)
Net unrealized appreciation on:
Investments	48,013,224
Foreign currency translations	10,797
Net Assets	$235,127,440
Shares outstanding	16,613,415
Net asset value per share	$14.15

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Marsico International Opportunities Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$4,305,101
Interest	12,098
Foreign taxes withheld	(425,661)
Total Investment Income	3,891,538
Expenses
Investment advisory fee	1,673,782
Administration fee	390,890
Distribution fees	523,057
Transfer agent fee	302
Pricing and bookkeeping fees	73,474
Trustees' fees	28,488
Custody fee	114,527
Chief compliance officer expenses	666
Other expenses	198,888
Total Expenses	3,004,074
Custody earnings credit	(4)
Net Expenses	3,004,070
Net Investment Income	887,468
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(20,952,745)
Foreign currency transactions	(110,398)
Net realized loss	(21,063,143)
Net change in unrealized appreciation (depreciation) on:
Investments	85,757,728
Foreign currency translations	13,516
Net change in unrealized appreciation (depreciation)	85,771,244
Net Gain	64,708,101
Net Increase Resulting from Operations	$65,595,569

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Marsico International Opportunities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income	$887,468	$3,276,850
Net realized loss on investments and foreign currency transactions	(21,063,143)	(103,908,815)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	85,771,244	(118,131,958)
Net increase (decrease) resulting from operations	65,595,569	(218,763,923)
Distributions to Shareholders
From net investment income	(3,910,090)	(4,470,501)
From net realized gains	—	(68,241,198)
Total distributions to shareholders	(3,910,090)	(72,711,699)
Net Capital Stock Transactions	(25,086,667)	103,552,136
Total increase (decrease) in net assets	36,598,812	(187,923,486)
Net Assets
Beginning of period	198,528,628	386,452,114
End of period	$235,127,440	$198,528,628
Undistributed (overdistributed) net investment income at end of period	$(155,231)	$2,977,788
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Subscriptions	1,729,218	$21,621,846	5,334,709	$104,335,744
Distributions reinvested	314,146	3,910,090	4,351,388	72,711,699
Redemptions	(4,435,337)	(50,618,603)	(5,998,071)	(73,495,307)
Net increase (decrease)	(2,391,973)	(25,086,667)	3,688,026	103,552,136

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico International Opportunities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007		2006(a)(b)	2005
Net Asset Value, Beginning of Period	$10.45	$25.23	$21.95		$18.44	$15.74
Income from Investment Operations:
Net investment income (c)	0.05	0.17 (d)	0.27	(e)	0.05	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	3.88	(10.88)	3.97		4.14	2.92
Total from investment operations	3.93	(10.71)	4.24		4.19	3.04
Less Distributions to Shareholders:
From net investment income	(0.23)	(0.25)	(0.02)		(0.06)	(0.02)
From net realized gains	—	(3.82)	(0.94)		(0.62)	(0.32)
Total distributions to shareholders	(0.23)	(4.07)	(0.96)		(0.68)	(0.34)
Net Asset Value, End of Period	$14.15	$10.45	$25.23		$21.95	$18.44
Total return (f)	37.95%	(48.49)%	19.68%		23.22%	19.52	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.44%	1.39%	1.39%		1.37%	1.49%
Interest expense	—	—	—	%(i)	—	—
Net expenses (h)	1.44%	1.39%	1.39%		1.37%	1.49%
Waiver/Reimbursement	—	—	—		—	—	%(i)
Net investment income (h)	0.42%	0.98%	1.15%		0.27%	0.78%
Portfolio turnover rate	113%	132%	133%		102%	154%
Net assets, end of period (000s)	$235,127	$198,529	$386,452		$399,607	$157,851

(a)  On May 1, 2006, Nations Marsico International Opportunities Portfolio was renamed Columbia Marsico International Opportunities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Marsico International Opportunities Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers one class of shares: Class B. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

11

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional Class B shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve

12

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(110,397)	$110,398	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$3,910,090	$35,560,926
Long-Term Capital Gains	—	37,150,773

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$885,755	$—	$31,775,703

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and passive foreign investment company ("PFIC") adjustments.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$34,601,579
Unrealized depreciation	(2,825,876)
Net unrealized appreciation	$31,775,703

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$61,748,777
2017	48,193,080
$109,941,857

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $317,306 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.80% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive its advisory

13

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

fees through April 30, 2010. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05%
Assets in excess of $10 billion	0.10%

* For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund, Variable Series; (ii) Columbia Marsico International Opportunities Fund; (iii) Columbia Multi-Advisor International Equity Fund; and (iv) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Sub-Advisory Fee—Marsico has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Marsico is entitled to receive a monthly sub-advisory fee at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

* For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund, Variable Series; (ii) Columbia Marsico International Opportunities Fund; (iii) Columbia Multi-Advisor International Equity Fund; and (iv) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico the monthly sub-advisory fee to which Marsico is entitled.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.22% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2010, the annual rate

14

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

will change to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.20% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to May 1, 2009, Columbia contractually agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's ordinary operating expenses did not exceed 1.50% annually of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of BofA Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009, were as follows:

Broker	Amount
Merrill Lynch*	$31,053

*  Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of BOA and an affiliate of Columbia.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $220,426,965 and $237,017,643, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is

15

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 20.6% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the

16

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2009

settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG SunAmerica Life Assurance Company – involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit and the United States Supreme Court denied a petition for certiorari filed by the plaintiff with respect to the Fourth Circuit's decision.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Marsico International Opportunities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

18

Federal Income Tax Information (Unaudited)

Columbia Marsico International Opportunities Fund, Variable Series

Foreign taxes paid during the fiscal year ended December 31, 2009, of $425,661 are expected to be passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $4,305,101 ($0.26 per share) for the fiscal year ended December 31, 2009.

19

Fund Governance

Columbia Marsico International Opportunities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 64; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 64; Board Member – Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director – Renaissance Reinsurance Ltd; Director – Penn Mutual Life Insurance Company; Director – Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

20

Fund Governance (continued)

Columbia Marsico International Opportunities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

21

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia Marsico International Opportunities Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment

22

professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital and MacKay Shields. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and/or Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a

23

comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

Columbia Marsico 21st Century Fund, Variable Series—The Board engaged in further review of Columbia Marsico 21st Century Fund, Variable Series because its Actual Management Rate and total expense ratio were above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, recent improvements in the Fund's total expense rankings, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's

24

performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Focused Equities Fund, Variable Series—The Board engaged in further review of Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Growth Fund, Variable Series—The Board engaged in further review of Columbia Marsico Growth Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico International Opportunities Fund, Variable Series—The Board engaged in further review of Columbia Marsico International Opportunities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT TO
THE FUNDS SUPERVISED BY THE
COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the Office
of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009,

1   CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

27

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further

28

refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

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6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico International Opportunities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30225-1209 (02/10) 10-103113

Columbia Mid Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

Columbia Mid Cap Growth Fund, Variable Series seeks long-term capital appreciation.

Wayne M. Collette and George J. Myers co-managed the fund since October 2006. Lawrence W. Lin and Brian D. Neigut have co-managed the fund since October 2007.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class A shares outperformed the Russell MidCap Index and underperformed the Russell MidCap Growth Index.1 The fund outpaced the average return of the funds in its peer group, the Lipper VUF Mid-Cap Growth Funds Classification.2 Positive stock selection in the financials, energy and industrials sectors helped the fund's absolute and relative returns. The fund also benefited from a year-long process of tilting the portfolio towards higher-quality, more cyclically-oriented growth companies, which helped the fund successfully capture the upside of an improving economic picture. Certain technology and consumer names detracted from performance.

Financials, energy and industrials stocks helped returns

Notable performers in the financials sector included asset managers Waddell & Reed and Janus Capital Group (1.4% and 0.6% of net assets, respectively, as of December 31, 2009). Both companies saw revenues improve on the strength of the stock market's rise. In the energy sector, subsea producer and processing system maker FMC Technologies experienced an increase in demand as oil companies expanded deep-water drilling and exploration activity. We sold our position into the stock's strength. Exploration and production concern Concho Resources (1.2% of net assets), also fared well, posting strong growth in a challenging environment. Among industrials, the stock of mining equipment maker Bucyrus International (1.0% of net assets) rose on improved demand for its products. Aerospace metal component manufacturer Precision Castparts (1.3% of net assets) expanded sales margins by improving productivity and limiting costs.

Information technology and consumer names detracted from relative performance

Certain holdings in the information technology and consumer discretionary areas detracted slightly from relative performance during the period. Sports video game maker Electronic Arts struggled with weak demand for some of its core products, and we subsequently sold the stock. We also sold shares of semiconductor chip maker MEMC as its sales margins fell in response to a decline in the price of polysilicon. In the consumer discretionary sector, Burger King disappointed with weaker-than-expected same store sales, and we sold the stock. For-profit education company, Apollo Group (0.5% of net assets) underperformed as investors worried that the company's recent strong enrollment growth, experienced during a time of economic weakness, would not continue as the economy improves. However, we believe the company can sustain above average-growth in enrollment regardless of economic conditions.

Positioned for a period of earnings growth

On the heels of a strong showing for mid-cap companies in 2009, we remain positive about the prospects for the asset class going forward. In the wake of the recent financial crisis, most mid-cap companies reduced cost structures and inventories are extremely lean. Now, with significant pent-up demand across a number of industries, near-term prospects for material earnings growth exists across the mid-cap universe. Against this backdrop, we have positioned the portfolio to benefit from a potential snap-back in demand among multiple market sectors. We remain true to our process, continuing to emphasize companies with solid financials, strong management teams and the potential for positive return on capital and rising margins.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell MidCap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	Life*
Class A (05/01/01)	43.84	3.53	-0.43
Class B (10/02/06)	43.68	3.30	-0.56
Russell MidCap Growth Index	46.29	2.40	2.42
Russell MidCap Index	40.48	2.43	5.15

Inception date of share class is in parentheses.

*Index performance for life of the fund is from May 1, 2001.

Net asset value per share ($)	12/31/08	12/31/09
Class A	4.22	6.07
Class B	4.19	6.02

Performance of a $10,000 investment, 05/01/01 – 12/31/09

Annual operating expense ratio (%)*

Class A	1.25
Class B	1.50

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing fund class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns shown for Class B shares for the periods prior to October 2, 2006 would be lower.

2

Understanding Your Expenses

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,272.50	1,020.67	5.16	4.58	0.90
Class B	1,000.00	1,000.00	1,270.00	1,019.41	6.58	5.85	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—99.5%
Consumer Discretionary—17.3%
Diversified Consumer Services—1.0%
Apollo Group, Inc., Class A (a)	2,660	$161,143
New Oriental Education & Technology Group, ADR (a)	2,100	158,781
		319,924
Hotels, Restaurants & Leisure—1.4%
Ctrip.com International Ltd., ADR (a)	2,150	154,499
Starwood Hotels & Resorts Worldwide, Inc.	4,447	162,627
Wynn Resorts Ltd. (a)	2,510	146,157
		463,283
Household Durables—0.5%
Garmin Ltd.	5,170	158,719
Internet & Catalog Retail—2.5%
Expedia, Inc. (a)	6,090	156,574
NetFlix, Inc. (a)	3,120	172,037
priceline.com, Inc. (a)	2,160	471,960
		800,571
Media—2.6%
DreamWorks Animation SKG, Inc., Class A (a)	6,560	262,072
Lamar Advertising Co., Class A (a)	10,190	316,807
McGraw-Hill Companies, Inc.	7,910	265,064
		843,943
Multiline Retail—1.6%
Nordstrom, Inc.	13,960	524,617
Specialty Retail—5.5%
Abercrombie & Fitch Co., Class A	4,450	155,083
Advance Auto Parts, Inc.	5,470	221,426
Chico's FAS, Inc. (a)	11,250	158,062
GameStop Corp., Class A (a)	9,676	212,291
Guess ?, Inc.	5,350	226,305
Tiffany & Co.	5,790	248,970
TJX Companies, Inc.	6,080	222,224
Urban Outfitters, Inc. (a)	9,450	330,655
		1,775,016
Textiles, Apparel & Luxury Goods—2.2%
Coach, Inc.	4,600	168,038
Deckers Outdoor Corp. (a)	3,120	317,367
Hanesbrands, Inc. (a)	9,340	225,187
		710,592
Consumer Staples—4.6%
Beverages—0.5%
Central European Distribution Corp. (a)	5,760	163,642
Food & Staples Retailing—0.5%
Safeway, Inc.	7,360	156,694
Food Products—1.3%
H.J. Heinz Co.	9,500	406,220

	Shares	Value
Household Products—0.5%
Clorox Co.	2,860	$174,460
Personal Products—1.8%
Avon Products, Inc.	13,120	413,280
Herbalife Ltd.	3,800	154,166
		567,446
Energy—6.5%
Energy Equipment & Services—2.0%
Core Laboratories N.V.	1,450	171,274
Diamond Offshore Drilling, Inc.	3,180	312,975
National Oilwell Varco, Inc.	3,620	159,606
		643,855
Oil, Gas & Consumable Fuels—4.5%
Concho Resources, Inc. (a)	8,588	385,601
Continental Resources, Inc. (a)	4,402	188,802
Denbury Resources, Inc. (a)	11,110	164,428
EXCO Resources, Inc.	7,790	165,382
Frontline Ltd.	6,370	174,028
PetroHawk Energy Corp. (a)	9,000	215,910
SandRidge Energy, Inc. (a)	18,050	170,212
		1,464,363
Financials—8.0%
Capital Markets—3.6%
Affiliated Managers Group, Inc. (a)	3,430	231,010
Janus Capital Group, Inc.	14,484	194,810
T. Rowe Price Group, Inc.	5,120	272,640
Waddell & Reed Financial, Inc., Class A	15,130	462,070
		1,160,530
Diversified Financial Services—1.0%
IntercontinentalExchange, Inc. (a)	1,730	194,279
Moody's Corp.	4,280	114,704
		308,983
Insurance—0.5%
Lincoln National Corp.	7,020	174,658
Real Estate Investment Trusts (REITs)—1.7%
Digital Realty Trust, Inc.	4,270	214,695
Nationwide Health Properties, Inc.	4,750	167,105
Plum Creek Timber Co., Inc.	4,760	179,738
		561,538
Real Estate Management & Development—0.7%
CB Richard Ellis Group, Inc., Class A (a)	15,380	208,707
Thrifts & Mortgage Finance—0.5%
People's United Financial, Inc.	9,620	160,654
Health Care—14.5%
Biotechnology—2.1%
Alexion Pharmaceuticals, Inc. (a)	2,490	121,562
Dendreon Corp. (a)	9,030	237,308

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

	Shares	Value
Onyx Pharmaceuticals, Inc. (a)	5,511	$161,693
Talecris Biotherapeutics Holdings Corp. (a)	6,905	153,774
		674,337
Health Care Equipment & Supplies—1.9%
Gen-Probe, Inc. (a)	4,800	205,920
Intuitive Surgical, Inc. (a)	820	248,722
St. Jude Medical, Inc. (a)	4,170	153,373
		608,015
Health Care Providers & Services—5.9%
Brookdale Senior Living, Inc. (a)	8,690	158,071
CIGNA Corp.	4,600	162,242
Express Scripts, Inc. (a)	4,400	380,380
Laboratory Corp. of America Holdings (a)	6,730	503,673
Mednax, Inc. (a)	3,150	189,347
Patterson Companies, Inc. (a)	7,830	219,083
VCA Antech, Inc. (a)	11,670	290,816
		1,903,612
Health Care Technology—0.5%
Cerner Corp. (a)	2,030	167,353
Life Sciences Tools & Services—3.4%
ICON PLC, ADR (a)	13,607	295,680
Illumina, Inc. (a)	11,780	361,057
Life Technologies Corp. (a)	8,550	446,567
		1,103,304
Pharmaceuticals—0.7%
Perrigo Co.	5,740	228,682
Industrials—12.5%
Aerospace & Defense—2.5%
BE Aerospace, Inc. (a)	8,440	198,340
ITT Corp.	3,320	165,137
Precision Castparts Corp.	3,914	431,910
		795,387
Air Freight & Logistics—0.5%
Expeditors International of Washington, Inc.	4,730	164,273
Airlines—0.5%
Delta Air Lines, Inc. (a)	15,480	176,162
Commercial Services & Supplies—0.9%
Stericycle, Inc. (a)	3,030	167,165
Waste Connections, Inc. (a)	3,731	124,392
		291,557
Construction & Engineering—1.0%
Foster Wheeler AG (a)	10,510	309,414
Electrical Equipment—1.1%
AMETEK, Inc.	4,270	163,285
Roper Industries, Inc.	3,780	197,959
		361,244
Industrial Conglomerates—1.0%
McDermott International, Inc. (a)	12,880	309,249

	Shares	Value
Machinery—2.3%
Bucyrus International, Inc.	5,560	$313,417
Cummins, Inc.	5,030	230,676
Pall Corp.	5,150	186,430
		730,523
Professional Services—1.1%
Dun & Bradstreet Corp.	2,270	191,520
Manpower, Inc.	3,080	168,106
		359,626
Road & Rail—1.1%
Landstar System, Inc.	5,100	197,727
Old Dominion Freight Line, Inc. (a)	5,640	173,148
		370,875
Trading Companies & Distributors—0.5%
Fastenal Co.	4,280	178,219
Information Technology—24.7%
Communications Equipment—1.1%
F5 Networks, Inc. (a)	3,110	164,768
Tandberg ASA	6,180	176,049
		340,817
Computers & Peripherals—3.3%
NetApp, Inc. (a)	10,340	355,592
SanDisk Corp. (a)	6,590	191,044
Teradata Corp. (a)	4,990	156,836
Western Digital Corp. (a)	8,060	355,849
		1,059,321
Electronic Equipment, Instruments & Components—1.4%
Agilent Technologies, Inc. (a)	9,220	286,465
Dolby Laboratories, Inc., Class A (a)	3,530	168,487
		454,952
Internet Software & Services—1.7%
Akamai Technologies, Inc. (a)	6,420	162,618
Equinix, Inc. (a)	1,579	167,611
VistaPrint NV (a)	4,080	231,173
		561,402
IT Services—4.4%
Alliance Data Systems Corp. (a)	6,280	405,625
Cognizant Technology Solutions Corp., Class A (a)	8,950	405,435
Global Payments, Inc.	4,190	225,674
Hewitt Associates, Inc., Class A (a)	3,790	160,165
Western Union Co.	12,350	232,798
		1,429,697
Semiconductors & Semiconductor Equipment—7.7%
Aixtron AG, ADR	8,920	298,820
Analog Devices, Inc.	18,065	570,493
Cree, Inc. (a)	3,250	183,203
Disco Corp.	5,100	317,441
Linear Technology Corp.	5,300	161,862
Marvell Technology Group Ltd. (a)	9,440	195,880

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

	Shares	Value
Micron Technology, Inc. (a)	18,070	$190,819
Silicon Laboratories, Inc. (a)	5,910	285,689
Veeco Instruments, Inc. (a)	8,840	292,074
		2,496,281
Software—5.1%
Adobe Systems, Inc. (a)	4,540	166,981
ANSYS, Inc. (a)	3,900	169,494
Citrix Systems, Inc. (a)	4,120	171,433
McAfee, Inc. (a)	3,290	133,475
Micros Systems, Inc. (a)	4,950	153,599
Red Hat, Inc. (a)	5,580	172,422
Rovi Corp. (a)	5,214	166,170
Salesforce.com, Inc. (a)	3,180	234,589
Sybase, Inc. (a)	6,390	277,326
		1,645,489
Materials—6.3%
Chemicals—1.9%
CF Industries Holdings, Inc.	3,890	353,134
Potash Corp. of Saskatchewan, Inc.	2,440	264,740
		617,874
Construction Materials—0.8%
Martin Marietta Materials, Inc.	2,900	259,289
Containers & Packaging—0.7%
Crown Holdings, Inc. (a)	8,660	221,523
Metals & Mining—2.2%
Agnico-Eagle Mines Ltd.	3,300	178,200
Cliffs Natural Resources, Inc.	7,940	365,954
Walter Energy, Inc.	2,170	163,423
		707,577
Paper & Forest Products—0.7%
Schweitzer-Mauduit International, Inc.	3,431	241,371
Telecommunication Services—3.3%
Wireless Telecommunication Services—3.3%
American Tower Corp., Class A (a)	8,270	357,347
NII Holdings, Inc. (a)	9,990	335,464
SBA Communications Corp., Class A (a)	10,840	370,294
		1,063,105
Utilities—1.8%
Gas Utilities—0.6%
Questar Corp.	4,730	196,626
Independent Power Producers & Energy Traders—0.7%
AES Corp. (a)	16,790	223,475

	Shares	Value
Multi-Utilities—0.5%
Xcel Energy, Inc.	7,400	$157,028
Total Common Stocks (cost of $25,053,670)		32,156,074
Total Investments—99.5% (cost of $25,053,670) (b)		32,156,074
Other Assets & Liabilities, Net—0.5%		149,985
Net Assets—100.0%		$32,306,059

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $25,556,132.

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$5,596,665	$—	$—	$5,596,665
Consumer Staples	1,468,462	—	—	1,468,462
Energy	2,108,218	—	—	2,108,218
Financials	2,575,070	—	—	2,575,070
Health Care	4,685,303	—	—	4,685,303
Industrials	4,046,529	—	—	4,046,529
Information Technology	7,494,469	493,490	—	7,987,959
Materials	2,047,634	—	—	2,047,634
Telecommunication Services	1,063,105	—	—	1,063,105
Utilities	577,129	—	—	577,129
Total Common Stocks	31,662,584	493,490	—	32,156,074
Total Investments	$31,662,584	$493,490	$—	$32,156,074

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	24.7
Consumer Discretionary	17.3
Health Care	14.5
Industrials	12.5
Financials	8.0
Energy	6.5
Materials	6.3
Consumer Staples	4.6
Telecommunication Services	3.3
Utilities	1.8
99.5
Other Assets & Liabilities, Net	0.5
100.0

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

For the year ended December 31, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2008	—	—
Options written	28	$2,716
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(28)	(2,716)
Options outstanding at December 31, 2009	—	$—

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$25,053,670
Investments, at value	$32,156,074
Cash	28,466
Receivable for:
Investments sold	416,991
Fund shares sold	17,785
Dividends	16,901
Expense reimbursement due from investment advisor	30,913
Trustees' deferred compensation plan	32,971
Prepaid expenses	479
Total Assets	32,700,580
Liabilities
Payable for:
Investments purchased	198,261
Fund shares repurchased	37,046
Investment advisory fee	17,823
Administration fee	2,802
Transfer agent fee	24
Pricing and bookkeeping fees	3,993
Trustees' fees	33,650
Audit fee	34,775
Custody fee	3,292
Distribution fees — Class B	2
Chief compliance officer expenses	154
Reports to shareholders	17,608
Trustees' deferred compensation plan	32,971
Other liabilities	12,120
Total Liabilities	394,521
Net Assets	$32,306,059
Net Assets Consist of
Paid-in capital	$34,138,122
Undistributed net investment income	13,991
Accumulated net realized loss	(8,948,458)
Net unrealized appreciation on investments	7,102,404
Net Assets	$32,306,059
Class A
Net assets	$32,295,836
Shares outstanding	5,320,686
Net asset value per share	$6.07
Class B
Net assets	$10,223
Shares outstanding	1,697
Net asset value per share	$6.02

See Accompanying Notes to Financial Statements.

8

Statement of Operations

Columbia Mid Cap Growth Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$282,452
Interest	376
Foreign taxes withheld	(1,064)
Total Investment Income	281,764
Expenses
Investment advisory fee	187,169
Administration fee	23,906
Distribution fees — Class B	21
Transfer agent fee	95
Pricing and bookkeeping fees	47,531
Trustees' fees	27,860
Custody fee	21,605
Audit fee	43,952
Legal fees	59,232
Reports to shareholders	48,045
Chief compliance officer expenses	568
Other expenses	3,420
Total Expenses	463,404
Fees waived or expenses reimbursed by investment advisor	(195,744)
Custody earnings credit	(1)
Net Expenses	267,659
Net Investment Income	14,105
Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency
Net realized gain (loss) on:
Investments	(2,388,869)
Written options	2,716
Foreign currency transactions	216
Net realized loss	(2,385,937)
Net change in unrealized appreciation (depreciation) on investments	12,993,321
Net Gain	10,607,384
Net Increase Resulting from Operations	$10,621,489

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets

Columbia Mid Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income (loss)	$14,105	$(78,608)
Net realized loss on investments, written options and foreign currency transactions	(2,385,937)	(6,335,458)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	12,993,321	(17,059,796)
Net increase (decrease) resulting from operations	10,621,489	(23,473,862)
Distributions to Shareholders
From net realized gains:
Class A	—	(6,372,694)
Class B	—	(1,531)
Total distributions to shareholders	—	(6,374,225)
Net Capital Stock Transactions	(5,846,779)	(5,214,469)
Total increase (decrease) in net assets	4,774,710	(35,062,556)
Net Assets
Beginning of period	27,531,349	62,593,905
End of period	$32,306,059	$27,531,349
Undistributed net investment income (accumulated net investment loss) at end of period	$13,991	$(330)
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	237,113	$1,195,612	319,184	$1,603,553
Distributions reinvested	—	—	906,500	6,372,693
Redemptions	(1,444,067)	(7,042,391)	(1,896,393)	(13,192,246)
Net decrease	(1,206,954)	(5,846,779)	(670,709)	(5,216,000)
Class B
Distributions reinvested	—	—	219	1,531
Net increase	—	—	219	1,531

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Mid Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007	2006(a)(b)	2005
Net Asset Value, Beginning of Period	$4.22	$8.69	$8.86	$7.92	$8.10
Income from Investment Operations:
Net investment income (loss) (c)	— (d)	(0.01)	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments, written options and foreign currency	1.85	(3.42)	1.73	1.35	0.40
Total from investment operations	1.85	(3.43)	1.71	1.36	0.39
Less Distributions to Shareholders:
From net investment income	—	—	(0.01)	—	—
From net realized gains	—	(1.04)	(1.87)	(0.42)	(0.57)
Total distributions to shareholders	—	(1.04)	(1.88)	(0.42)	(0.57)
Net Asset Value, End of Period	$6.07	$4.22	$8.69	$8.86	$7.92
Total return (e)(f)	43.84%	(44.28)%	19.88%	17.69%	5.19%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.93%	1.00%	1.00%	1.00%	1.00%
Waiver/Reimbursement	0.68%	0.25%	0.14%	0.22%	0.33%
Net investment income (loss) (g)	0.05%	(0.16)%	(0.18)%	0.11%	(0.13)%
Portfolio turnover rate	171%	136%	157%	176%	57%
Net assets, end of period (000s)	$32,296	$27,524	$62,581	$64,189	$63,956

(a)  On May 1, 2006, Nations Marsico Mid Cap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the years ended December 31, 2005 and 2006, which has an impact of 0.04% and 0.03% , respectively.

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Mid Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,			Period Ended December 31,
	2009	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$4.19	$8.67	$8.85	$8.24
Income from Investment Operations:
Net investment income (loss) (c)	(0.01)	(0.03)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments, written options and foreign currency	1.84	(3.41)	1.73	0.60
Total from investment operations	1.83	(3.44)	1.69	0.61
Less Distributions to Shareholders:
From net realized gains	—	(1.04)	(1.87)	—
Net Asset Value, End of Period	$6.02	$4.19	$8.67	$8.85
Total return (d)(e)	43.68%	(44.52)%	19.63%	7.40	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.18%	1.25%	1.25%	1.25	%(h)
Waiver/Reimbursement	0.68%	0.25%	0.14%	0.04	%(h)
Net investment income (loss) (g)	(0.17)%	(0.38)%	(0.46)%	0.52	%(h)
Portfolio turnover rate	171%	136%	157%	176	%(f)
Net assets, end of period (000s)	$10	$7	$13	$11

(a)  On May 1, 2006, Nations Marsico Mid Cap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which has an impact of 0.13% .

(h)  Annualized.

See Accompanying Notes to Financial Statements.

12

Notes to Financial Statements

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Mid Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

13

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional

14

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclasses were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$216	$(213)	$(3)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$—	$3,889,917
Long-Term Capital Gains	—	2,484,308

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$13,991	$—	$6,599,942

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were as follows:

Unrealized appreciation	$6,850,933
Unrealized depreciation	(250,991)
Net unrealized appreciation	$6,599,942

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$3,531,707
2017	4,914,289
$8,445,996

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives an investment

15

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

advisory fee, calculated daily and payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2010, the annual rate will change to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.90% annually of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to May 1, 2009, Columbia contractually agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's ordinary operating expenses did not exceed 1.00% annually of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata

16

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of BofA Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009, were as follows:

Broker	Amount
Merrill Lynch*	$600

*  Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of BOA and an affiliate of Columbia.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Options—The Fund had written covered call options to decrease its exposure to equity risk and to increase return on instruments. A written covered call option becomes more valuable as the price of the underlying instruments depreciate relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended December 31, 2009, the Fund entered into 28 written options contracts. The Fund did

17

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

not have any open written option contracts at the end of the year.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended December 31, 2009.

Amount of Realized Gain or (Loss) Recognized in Income
Risk Exposure
Written Options	Equity Risk	$2,716

Note 7. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $48,302,737 and $53,467,707, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 93.7% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

18

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2009

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG SunAmerica Life Assurance Company – involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit and the United States Supreme Court denied a petition for certiorari filed by the plaintiff with respect to the Fourth Circuit's decision.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Mid Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

20

Fund Governance

Columbia Mid Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 64; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 64; Board Member – Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director – Renaissance Reinsurance Ltd; Director – Penn Mutual Life Insurance Company; Director – Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

21

Fund Governance (continued)

Columbia Mid Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia Mid Cap Growth Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory

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personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital and MacKay Shields. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and/or Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in

24

light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

Columbia Marsico 21st Century Fund, Variable Series—The Board engaged in further review of Columbia Marsico 21st Century Fund, Variable Series because its Actual Management Rate and total expense ratio were above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, recent improvements in the Fund's total expense rankings, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

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Columbia Marsico Focused Equities Fund, Variable Series—The Board engaged in further review of Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico Growth Fund, Variable Series—The Board engaged in further review of Columbia Marsico Growth Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Columbia Marsico International Opportunities Fund, Variable Series—The Board engaged in further review of Columbia Marsico International Opportunities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

26

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT
FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

II. Summary Of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

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10. The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further

29

refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

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6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30330-1209 (02/10) 10-102958

Item 2. Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$189,400	$189,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$27,600	$27,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$28,200	$26,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  In fiscal year 2009, Tax Fees also include the review of foreign tax filings.

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$968,700	$1,070,600

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2009 also includes fees for agreed upon procedures related to the sale of the long-term asset management business.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2009 and December 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$1,024,500	$1,124,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)   The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 19, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 19, 2010